UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report September 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	NSIEX
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	NSGIX
Nuveen Symphony Low Volatility Equity Fund	NOPAX	NOPCX	—	NOPRX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	NCCIX
Nuveen Symphony Small Cap Core Fund	NSSAX	NSSCX	—	NSSIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

There may be at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has risen against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in their stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 23, 2015

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Portfolio Managers’

Comments

Nuveen Symphony International Equity Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

These Funds feature portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, Ross Sakamoto, CFA, and Marc Snyder manage all five Funds.

Effective August 15, 2015, Marc Snyder was added as a co-portfolio manager to the Nuveen Symphony International Equity Fund, Nuveen Symphony Large-Cap Growth Fund and Nuveen Symphony Mid-Cap Core Fund. Marc succeeds Joel Drescher who is no longer with the firm.

On February 26, 2015 the Fund Board approved an investment policy change for the Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Low Volatility Equity Fund and Nuveen Symphony Mid-Cap Core Fund. The investment policy was changed to allow non-U.S. investments including depository receipts and local shares in any currency as a non-principal investment strategy.

Here the portfolio managers discuss the U.S. economic and equity market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended September 30, 2015.

What factors affected the U.S. economy and equity markets during the twelve-month reporting period ended September 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. This assessment will take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial and international developments. At the Fed’s October 2015 meeting (subsequent to the close of this reporting period), the Committee again held steady, while opening the door for a potential December rate hike.

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s preliminary gross domestic product (GDP) estimate, the U.S. economy increased at a 1.5% annualized rate in the third quarter of 2015, as measured by GDP, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) decreased 0.2% essentially unchanged year-over-year as of September 2015. The core CPI (which excludes food and energy) increased 1.9% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of September 2015, the U.S. unemployment rate was 5.1%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for August 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.1% for the twelve months ended August 2015 (most recent data available at the time this report was prepared).

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and the Organization of the Petroleum Exporting Countries (OPECs) refusal to cede market share. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Later in the reporting period, political drama dominated the news including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. In late June, Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). By mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by the country’s central bank to prop up the market by cutting interest rates to a record low. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices. By August 2015, oil prices had fallen to their lowest levels of the reporting period with prices for West Texas Intermediate (WTI) crude dipping below the $40/barrel level for a short time. Following the drop, the price of WTI crude oil edged up slightly and ended the reporting period around $45/barrel.

With this backdrop, global volatility spiked across all asset classes during the reporting period. Oil and gas shares, other energy related stocks and petrocurrencies were hit hard around the world due to dramatically falling commodity prices. The U.S. stock market sold off in October 2014, then surged back before experiencing a 10% correction in August 2015, its first in four years. Earlier in the reporting period, news of the widespread monetary policy moves at the beginning of 2015 were well received; however, toward the end of the reporting period, renewed fears over China and uncertainty about the Fed’s next move hit global markets,

6	Nuveen Investments

spurring the global sell-off. In the end, the S&P 500® Index ended the twelve-month reporting period down 0.61%. International markets were much weaker and ended the reporting period with returns significantly in the red. The MSCI EAFE Index experienced a steep decline in August 2015 and ended with a -8.27% return for the twelve-month reporting period. Emerging market stocks experienced even greater headwinds from the strong U.S. dollar, weak Chinese data and Fed uncertainty, significantly underperforming developed market peers. As measured by the MSCI Emerging Markets Index, this segment ended the reporting period with a -18.98% return.

How did the Funds perform during the twelve-month reporting period ended September 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year and since inception periods ended September 30, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2015?

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index, but underperformed the Lipper International Multi-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. The Fund invests at least 80% of the sum of its net assets in non-U.S. equity securities and primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

The portfolio managers build portfolios with the assistance of quantitative tools, seeking to maximize upside potential while maintaining the risk profile of the strategy. Macro-economic and asset class views are taken into consideration. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period, country positions in the U.K., Australia, Germany and Switzerland contributed positively to relative performance. Currency effects also contributed to performance relative to the MSCI EAFE Index. The financials and consumer discretionary sectors contributed to performance versus the benchmark. Also, our underweight to the energy sector was particularly beneficial to relative performance.

Individual positions that contributed to Fund performance included information technology sector holding Nitto Denko Corporation, an electronic material and components manufacturer. The Japanese based company was one of the top contributors to the Fund’s return. The company has done well over the last year, primarily as a result of the weakening yen given that 75% of revenues are outside of Japan. Shares of household durables company Bellway PLC also contributed positively to the Fund’s performance. The company is a major U.K. residential property developer. Market conditions remain favorable for the U.K housing market with demand for new homes and continued low interest rates for the short term. Also contributing to performance was chemical company K+S AG. Shares of the German based agricultural chemical and salt company outperformed on the news that Potash Corporation of Saskatchewan Inc. was engaging in take-over talks with the company. After the reporting period, Potash dropped its efforts to take over K+S AG. Lastly, China Communications Construction Ltd. contributed to performance. The company is primarily engaged in the infrastructure construction business on the mainland of China. While Chinese holdings generally detracted for the reporting period, this defensive position performed well.

During the reporting period, performance was detracted from country positions in Canada, China and Russia, as well as our industrials and materials holdings sectors. Individual holdings that detracted from performance included positions in the financial sector holding Banco do Brasil S.A. The bank is the largest Brazilian and Latin American bank by assets. The stock traded down during the reporting period on the strength of the dollar and weakness in the emerging markets, specifically the deteriorating economic

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

and credit conditions in Brazil. Also detracting from performance was LG Display Company Limited. The company is the world’s largest LCD panel maker. While shares rebounded after second quarter results exceeded analysts’ expectations, the position still underperformed for the twelve-month reporting period. Lastly, Bombardier Inc. detracted from performance. Shares of the Canadian maker of planes and high speed trains have dropped, while rivals such as Boeing Co. and Airbus Group NV rallied. Delays and cost overruns on the new C Series jetliner dragged Bombardier to its first annual loss in almost a decade.

Nuveen Symphony Large-Cap Growth Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 1000® Growth Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. Seeking to provide consistent long-term outperformance, the Nuveen Symphony Large-Cap Growth Fund utilizes a multi-faceted process.

The portfolio invests in high quality companies with strong growth potential and attractive valuations, seeking to maximize upside potential while maintaining a style-pure risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period the consumer discretionary, information technology and consumer staples sectors contributed positively to relative performance. In particular, our position in O’Reilly Automotive Inc. was one of the top contributors. The automotive retailer continues to produce impressive results. The firm reported solid earnings, sales and same store comps. We continue to remain favorable on the “do it yourself” auto space sector, especially with the decline in gas prices. In addition, Avago Technologies Limited positively impacted performance. The leading analog semiconductor manufacturer recorded strong second-quarter fiscal 2015 results with substantial year-over-year improvements in revenue and adjusted earnings. The company also benefited from its acquisitions of LSI Corporation and PLX Technology Inc. In addition, the company announced the acquisition of rival Broadcom Corp. The deal is arguably the largest of its kind in the semiconductor chip industry. Lastly, Equinix Inc. contributed to performance. Shares of the company that provides carrier-neutral data centers and internet exchanges to enable interconnection, continued to rise during the reporting period. The company reported better than expected earnings and raised its guidance targets for the rest of 2015.

The industrials, materials, health care and energy sectors negatively impacted the Fund’s relative performance during the reporting period. This performance was negatively impacted by a position in Michael Kors Holdings Ltd. The women’s handbag and fashion designer/retailer sold off after reporting its first decline in same-store sales during the second quarter of 2015. Also detracting was our position in Quanta Services Inc., which provides outsourced construction, maintenance and technology services for electric power, telecommunications, broadband cable and gas pipeline industries. The company reported disappointing second-quarter 2015 earnings and also cut its 2015 earnings and revenues guidance. Lastly, performance was negatively impacted by a position in SanDisk Corporation. While there is strong secular demand for the company’s products, management has poorly executed in various manners, driving the stock lower. We subsequently sold the position after the company pre-announced negative earnings.

Nuveen Symphony Low Volatility Equity Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the Lipper Large-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to produce long-term returns superior to the market with lower absolute volatility than the broad equity market. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with varying market capitalizations.

8	Nuveen Investments

The Fund is constructed of primarily large-capitalization stocks and targets 10% less volatility than the Russell 1000® Index. The Fund invests in high and low beta stocks across cyclical and defensive sectors, in contrast to other low volatility strategies that focus primarily on defensive sectors and stocks. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

Overall, all sectors contributed positively to relative performance versus the Russell 1000® Index with the exception of the telecommunications services sector. In particular, our position in information technology Avago Technologies Limited contributed as shares rose during the reporting period. The company is a designer, developer and supplier of analog, digital, mixed signal and optoelectronics components and subsystems. Also contributing to performance were shares of O’Reilly Automotive. The automotive retailer continues to produce impressive results. The firm reported solid earnings, sales and same store comps. We continue to remain favorable on the “do it yourself” auto space sector, especially with the decline in gas prices. In addition, Vantiv Inc., a leading payment processing and technology provider was a top contributor. During the reporting period, Vantiv reported robust revenue growth, steady cash flow from operations, expanding profit margins which led to stock price performance.

While the Fund’s holdings in the telecommunications services sector negatively impacted performance during the reporting period, several individual holdings in other sectors detracted as well. Detracting from performance were holdings in Viacom Inc. Ratings have been weak for many cable channels, particularly in the younger children’s market, which has negatively impacted Nickelodeon. In addition, the move towards “cord cutting” has weighed on returns. Also, Discover Financial Services detracted from performance. The company’s second quarter 2015 earnings per share decreased year over year due to sluggish card sales and loan growth. Expenses associated with the closure of its home loans business and higher regulatory and compliance costs also contributed to its earnings decline. Lastly detracting from performance were shares of Teekay Shipping Corporation, the largest operator of medium-sized tankers and offshore shuttle tankers (ships designed for oil transport from off-shore oil sources) by number of ships. The company ships crude oil, petroleum products and liquefied natural gas (LNG). As oil prices declined during the reporting period, energy sector stocks broadly sold off, and Teekay was not immune from the downside volatility.

Nuveen Symphony Mid-Cap Core Fund

The Fund’s Class A Shares at NAV, outperformed the Russell Midcap® Index and the Lipper Mid-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of diversified, mid-cap stocks with sustainable earnings growth over the long term. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell Midcap® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The Fund consists of mid-capitalization core equities that are selected using a multi-faceted investment process that incorporates fundamental research, a comprehensive market outlook and proactive risk management.

The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period, the Fund’s holdings in the consumer discretionary and industrials sectors contributed positively to relative performance. In particular, holdings of Avago Technologies Limited contributed as shares rose during the reporting period. The company is a designer, developer and supplier of analog, digital, mixed signal and optoelectronics components and subsystems. Also contributing to performance was Lithia Motors Inc., an automotive dealership network headquartered in Medford, Oregon, primarily serving the western U.S., which is recognized as the seventh largest automotive retailer in the U.S. The company’s shares continue to benefit from the expansion of its business through acquisitions and store openings along with recording strong quarterly

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

results. Performance was also positively impacted by positions in O’Reilly Automotive. The automotive retailer continues to produce impressive results, solid earnings, sales and same store comps. We continue to remain favorable on the “do it yourself” auto space sector, especially with the decline in gas prices.

The financials and health care sectors negatively impacted the Fund’s relative performance during the reporting period. Several individual holdings in other sectors detracted as well. Within the consumer staples sector, shares of SuperValue Inc. hurt performance. After reporting mixed first-quarter earnings results, the share price dropped and has not rebounded from its low. Also detracting from relative performance was SanDisk Corporation. While there is strong secular demand for the company’s products, management has poorly executed in various manners, driving the stock lower. We subsequently sold the position after the company negatively preannounced its most recent earnings. Lastly, an overweight to our holdings in Westlake Chemical Corporation hurt performance. The company manufactures and markets basic chemicals, vinyls, polymers and fabricated building products. The shares sold off during the reporting period as investors were concerned that the declining oil prices would result in lower global ethylene prices and pressure company margins.

Nuveen Symphony Small Cap Core Fund

The Fund’s Class A Shares at NAV underperformed the Russell 2000® Index and the Lipper Small Cap-Core Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 2000® Index immediately after its most recent reconstitution.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 2000® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark.

The Fund consists of small-capitalization equities that are selected using a multi-faceted security selection process that incorporates fundamental research, a comprehensive market outlook and proactive risk management.

Alpha generation is driven by selecting companies within the following three investable themes: corporate events, hidden assets and misunderstood value.

The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period, the Fund benefited from its information technology, industrials, and consumer discretionary sector holdings. Contributing to performance were positions in Manhattan Associates Inc. Shares were up during the reporting period as the software company benefited from the e-commerce shifts towards multi-channel fulfillment. Pantry Inc. also contributed to performance. Shares of the convenience store chain soared as it was acquired by Circle K parent Couche-Tard earlier in the reporting period. Lastly, contributing to relative performance was Trex Company Inc., the world’s largest manufacturer of high performance wood-alternative decking, which benefited from positive housing trends during the reporting period

The Fund’s holdings in the health care, materials and telecommunications services sectors negatively impacted performance. Specifically, our individual holdings in RCS Capital Corporation negatively impacted performance as one the company’s related companies disclosed accounting irregularities last fall and the stock has traded down as a result. Also detracting from performance were shares of Constellium N.V., a global producer of aluminum semi-products. The company revised earnings estimates downward which hurt stock performance during the reporting period. Lastly, positions in H&E Equipment Service Inc. detracted from performance. H&E operates as an integrated equipment services company, which rents, sells and provides parts and service support for hi-lift or aerial work platform equipment, crane, earthmoving equipment and industrial lift truck categories. The company was negatively impacted by lower oil prices and reported a decrease in revenues and net income, which has weighed on the stock price throughout the rest of the reporting period.

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Risk Considerations

Nuveen Symphony International Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Large-Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as investment focus (growth style) risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Low Volatility Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s stated investment objectives will be achieved. Equity investments, such as those held by the Fund, may decline significantly in price over short or extended periods of time. Therefore, even if the Fund is able to maintain a portfolio with lower volatility than the broad equity market, the Fund’s returns and the value of the Fund’s shares will be volatile.

Nuveen Symphony Mid-Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk or the risk of decline. Medium-sized or mid-cap company stocks are typically subject to greater volatility.

Nuveen Symphony Small Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as currency and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

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12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Symphony International Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(7.76)%	4.54%	(1.13)%
Class A Shares at maximum Offering Price	(13.06)%	3.31%	(1.93)%
MSCI EAFE® Index	(8.66)%	3.98%	(0.77)%
Lipper International Multi-Cap Growth Funds Classification Average	(5.79)%	3.85%	(0.49)%

Class C Shares	(8.44)%	3.76%	(1.87)%
Class R3 Shares	(7.99)%	N/A	4.23%
Class I Shares	(7.57)%	4.79%	(0.89)%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Since inception returns for Class R3 Shares are from 10/05/10. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.22%	3.12%	2.62%	2.01%
Net Expense Ratios	1.36%	2.11%	1.61%	1.11%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.13% (1.38% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	1.88%	13.63%	7.98%
Class A Shares at maximum Offering Price	(3.99)%	12.29%	7.25%
Russell 1000® Growth Index	3.17%	14.47%	7.69%
Lipper Large-Cap Growth Funds Classification Average	2.08%	13.01%	6.80%

Class C Shares	1.13%	12.78%	7.18%
Class R3 Shares	1.64%	13.34%	13.95%
Class I Shares	2.16%	13.90%	8.24%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/15/06. Since inception returns for Class R3 Shares are from 9/29/09. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.16%	1.91%	1.41%	0.91%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Low Volatility Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.77%	13.50%	6.43%
Class A Shares at maximum Offering Price	(3.15)%	12.16%	5.65%
Russell 1000® Index	(0.61)%	13.42%	5.37%
S&P 500® Index	(0.61)%	13.34%	5.17%
Lipper Large-Cap Core Funds Classification Average	(2.20)%	11.82%	4.30%

Class C Shares	1.99%	12.65%	5.63%
Class I Shares	3.03%	13.78%	6.69%

Since inception returns are from 9/28/07. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.26%	2.00%	0.95%
Net Expense Ratios	1.06%	1.81%	0.80%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.45% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Mid-Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	0.43%	11.28%	6.96%
Class A Shares at maximum Offering Price	(5.35)%	9.97%	6.29%
Russell Midcap® Index	(0.25)%	13.40%	7.65%
Lipper Mid-Cap Core Funds Classification Average	(2.15)%	11.49%	5.77%

Class C Shares	(0.34)%	10.44%	6.16%
Class R3 Shares	0.17%	11.00%	14.33%
Class I Shares	0.68%	11.56%	7.23%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/31/06. Since inception returns for Class R3 Shares are from 5/05/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.60%	2.35%	1.86%	1.35%
Net Expense Ratios	1.39%	2.14%	1.64%	1.14%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% (1.40% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Small Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(1.60)%	(0.80)%
Class A Shares at maximum Offering Price	(7.26)%	(4.00)%
Russell 2000® Index	1.25%	0.39%
Lipper Small Cap-Core Funds Classification Average	(0.77)%	(0.23)%

Class C Shares	(2.31)%	(1.53)%
Class I Shares	(1.37)%	(0.57)%

Since inception returns are from 12/10/13. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	4.83%	5.58%	4.58%
Net Expense Ratios	1.37%	2.12%	1.12%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Holding

Summaries as of September 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Symphony International Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	99.0%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top 5 Common Stocks Holdings

(% of net assets)

Sanofi-Synthelabo, SA	2.0%
Total SA	1.8%
Allianz AG ORD Shares	1.7%
Imperial Tobacco Group	1.6%
Siemens AG	1.5%

Portfolio Composition

(% of net assets)

Pharmaceuticals	8.7%
Insurance	7.4%
Banks	6.8%
Oil, Gas & Consumable Fuels	6.3%
Diversified Telecommunication Services	5.8%
Chemicals	4.9%
Electric Utilities	4.3%
Real Estate Management & Development	3.8%
Construction & Engineering	3.4%
Machinery	3.4%
Automobiles	3.3%
Road & Rail	3.3%
Hotels, Restaurants & Leisure	2.7%
Textiles, Apparel & Luxury Goods	2.7%
Household Durables	2.6%
Tobacco	2.3%
Biotechnology	2.3%
Trading Companies & Distributors	2.2%
Paper & Forest Products	2.2%
Food & Staples Retailing	2.0%
Other	18.6%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	0.3%
Net Asset	100%

Country Allocation

(% of net assets)

Japan	21.8%
Germany	10.7%
United Kingdom	10.0%
Switzerland	8.1%
France	6.3%
Belgium	5.8%
Australia	4.1%
United States	3.1%
Spain	3.1%
Canada	3.0%
Italy	2.5%
China	2.3%
Other	18.9%
Other Assets Less Liabilities	0.3%
Net Assets	100%

24	Nuveen Investments

Nuveen Symphony Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	100.0%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Internet Software & Services	8.8%
Biotechnology	7.8%
IT Services	6.2%
Specialy Retail	5.9%
Technology, Hardware, Storage & Peripherals	5.8%
Software	5.0%
Health Care Providers & Services	4.9%
Media	4.8%
Pharmaceuticals	4.1%
Aerospace & Defense	4.0%
Hotels, Restaurants & Leisure	4.0%
Internet & Catalog Retail	3.7%
Food & Staples Retailing	3.4%
Beverages	3.4%
Semiconductors	2.8%
Diversified Telecommunication Services	2.1%
Chemicals	2.1%
Road & Rail	1.8%
Other	19.4%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top 5 Common Stocks Holdings

(% of net assets)

Apple, Inc.	5.8%
Google Inc., Class A	4.6%
Walt Disney Company	2.7%
Home Depot, Inc.	2.6%
Amazon.com, Inc.	2.6%

Nuveen Investments	25

Holding Summaries as of September 30, 2015 (continued)

Nuveen Symphony Low Volatility Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	97.9%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	7.0%
IT Services	6.5%
Banks	6.1%
Specialty Retail	5.6%
Insurance	5.6%
Aerospace & Defense	4.0%
Biotechnology	4.0%
Internet Software & Services	3.8%
Real Estate Investment Trust	3.6%
Commercial Services & Supplies	3.5%
Health Care Providers & Services	3.5%
Food & Staples Retailing	3.3%
Food Products	3.2%
Multi-Utilities	3.1%
Oil, Gas & Consumable Fuels	3.0%
Industrial Conglomerates	2.8%
Health Care Equipment & Supplies	2.7%
Semiconductors & Semiconductor Equipment	2.6%
Software	2.3%
Household Products	2.3%
Other	19.4%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Top 5 Common Stocks Holdings

(% of net assets)

Google Inc., Class A	2.6%
Pfizer Inc.	2.2%
Wells Fargo & Company	2.1%
Apple, Inc.	2.0%
Allergan PLC	1.7%

26	Nuveen Investments

Nuveen Symphony Mid-Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	98.5%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	0.9%
Net Assets	100%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	7.7%
Specialy Retail	6.7%
Insurance	6.4%
Capital Markets	5.3%
Hotels, Restaurants & Leisure	4.5%
Machinery	4.1%
Health Care Providers & Services	4.1%
IT Services	3.7%
Health Care Equipment & Supplies	3.3%
Banks	3.1%
Electric Utilities	3.0%
Multiline Retail	2.8%
Software	2.6%
Multi-Utilities	2.5%
Food Products	2.5%
Oil, Gas & Consumable Fuels	2.5%
Pharmaceuticals	2.1%
Beverages	2.1%
Semiconductors	2.0%
Aerospace & Defense	2.0%
Metals & Mining	1.8%
Diversified Financial Services	1.7%
Biotechnology	1.6%
Communication Equipment	1.5%
Other	18.9%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	0.9%
Net Assets	100%

Top 5 Common Stock Holdings

(% of net assets)

Hartford Financial Services Group, Inc.	1.9%
Signet Jewelers Limited	1.8%
PPL Corporation	1.7%
Signature Bank	1.6%
Constellation Brands, Inc., Class A	1.6%

Nuveen Investments	27

Holding Summaries as of September 30, 2015 (continued)

Nuveen Symphony Small Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	98.8%
Exchange-Traded Funds	0.7%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	9.7%
IT Services	7.9%
Real Estate Investment Trust	6.6%
Hotels, Restaurants & Leisure	6.5%
Insurance	6.4%
Semiconductors & Semiconductor Equipment	5.6%
Health Care Providers & Services	5.0%
Health Care Equipment & Supplies	4.8%
Commercial Services & Supplies	4.2%
Machinery	4.0%
Thrifts & Mortgage Finance	4.0%
Trading Companiess & Distributors	3.0%
Biotechnology	2.5%
Specialty Retail	2.5%
Software	2.3%
Oil, Gas & Consumable Fuels	2.3%
Food & Staples Retailing	2.0%
Other	19.5%
Exchange-Traded Funds	0.7%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top 5 Common Stocks Holdings

(% of net assets)

Walker & Dunlop Inc.	1.8%
John Bean Technologies Corporation	1.8%
Privatebancorp, Inc.	1.7%
Black Knight Financial Services, Inc., Class A Shares	1.7%
Watsco Inc.	1.7%

28	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2015.

The beginning of the period is April 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony International Equity Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$899.10	$896.00	$897.80	$900.10
Expenses Incurred During the Period	$6.43	$9.98	$7.61	$5.19
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.54	$1,017.05	$1,019.60
Expenses Incurred During the Period	$6.83	$10.61	$8.09	$5.52

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.35%, 2.10%, 1.60% and 1.09% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	29

Expense Examples (continued)

Nuveen Symphony Large-Cap Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$953.20	$949.80	$952.20	$954.70
Expenses Incurred During the Period	$5.53	$9.14	$6.75	$4.31
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.40	$1,015.69	$1,018.15	$1,020.66
Expenses Incurred During the Period	$5.72	$9.45	$6.98	$4.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.87%, 1.38% and 0.88% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony Low Volatility Equity Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$950.10	$946.80	$951.60
Expenses Incurred During the Period	$5.13	$8.78	$3.86
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.80	$1,016.04	$1,021.11
Expenses Incurred During the Period	$5.32	$9.10	$4.00

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80% and 0.79% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony Mid-Cap Core Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$913.30	$909.80	$912.10	$914.40
Expenses Incurred During the Period	$6.67	$10.25	$7.86	$5.47
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.10	$1,014.34	$1,016.85	$1,019.35
Expenses Incurred During the Period	$7.03	$10.81	$8.29	$5.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.39%, 2.14%, 1.64% and 1.14% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

30	Nuveen Investments

Nuveen Symphony Small Cap Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$910.40	$907.20	$911.10
Expenses Incurred During the Period	$6.56	$10.09	$5.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.20	$1,014.49	$1,019.50
Expenses Incurred During the Period	$6.93	$10.66	$5.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.37%, 2.11% and 1.11% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	31

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony International Equity Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Low Volatility Equity Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Small Cap Core Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

November 24, 2015

32	Nuveen Investments

Nuveen Symphony International Equity Fund

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.0%

	COMMON STOCKS – 99.0%

	Automobiles – 3.3%

1,219	Daimler AG, (3)	$88,747

10,631	Peugeot SA, (2), (3)	161,087

2,213	Renault SA, (3)	159,674

2,504	Toyota Motor Corporation, (3)	146,604
	Total Automobiles	556,112

	Banks – 6.8%

36,725	Bank Hapoalim BM, (3)	184,805

3,644	KBC Group NV, (3)	230,454

119,600	Mizuho Financial Group, (3)	223,724

4,778	National Bank of Canada	152,524

2,283	Societe Generale, (3)	102,029

6,100	Sumitomo Mitsui Financial Group, Inc., (3)	231,314
	Total Banks	1,124,850

	Biotechnology – 2.3%

1,550	Actelion Limited, (3)	196,999

5,917	Grifols SA., Class B Shares, (3)	181,265
	Total Biotechnology	378,264

	Capital Markets – 1.2%

34,300	Nomura Securities Company, (3)	199,090

	Chemicals – 4.9%

5,055	Evonik Industries AG, (3)	169,254

4,652	K+S AG, (3)	156,090

3,370	Laxness AG, (3)	157,793

31,000	Mitsubishi Chemical Holdings Corporation, (3)	161,869

4,408	Umicore, (3)	170,000
	Total Chemicals	815,006

	Construction & Engineering – 3.4%

10,907	CIMIC Group Limited, (3)	181,197

1,335	Compagnie d’Entreprises, (3)	169,413

34,000	Taisei Corporation, (3)	221,649
	Total Construction & Engineering	572,259

	Construction Materials – 1.1%

14,553	James Hardie Industries PLC., (3)	175,670

Nuveen Investments	33

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	Diversified Financial Services – 1.1%

5,192	Investor AB, B Shares, (3)	$178,402

	Diversified Telecommunication Services – 5.8%

39,078	BT Group PLC, (3)	248,713

5,839	Chunghwa Telecom Co., Ltd, Sponsored ADR	176,455

6,400	Nippon Telegraph and Telephone Corporation, (3)	225,431

4,293	PT Telekomunikasi Indonesia, Sponsored ADR	153,045

28,686	Telekom Austria AG	161,711
	Total Diversified Telecommunication Services	965,355

	Electric Utilities – 4.3%

1,385	Acciona SA, (3)	98,288

9,185	Endesa S.A, (2), (3)	193,697

35,262	Iberdrola SA, (3)	234,958

9,120	Korea Electric Power Corporation, Sponsored ADR	186,869
	Total Electric Utilities	713,812

	Electronic Equipment, Instruments & Components – 1.2%

1,600	Murata Manufacturing Company, Limited, (3)	206,679

	Food & Staples Retailing – 2.0%

2,163	Delhaize Group, (3)	191,730

5,007	Metro AG, (3)	138,533
	Total Food & Staples Retailing	330,263

	Food Products – 1.9%

2,162	Nestle SA, (3)	162,595

80,000	Wilmar International Limited, (3)	144,753
	Total Food Products	307,348

	Health Care Providers & Services – 1.0%

89,637	Healthscope Limited, (3)	161,112

	Hotels, Restaurants & Leisure – 2.7%

4,793	Carnival Corporation, (3)	247,973

10,937	TUI AG, (3)	202,079
	Total Hotels, Restaurants & Leisure	450,052

	Household Durables – 2.6%

20,681	Barratt Developments PLC, (3)	202,012

6,071	Bellway PLC, (3)	228,750
	Total Household Durables	430,762

	Industrial Conglomerates – 1.5%

2,806	Siemens AG, (3)	250,679

	Insurance – 7.4%

4,772	Ageas, (3)	196,112

34	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

1,827	Allianz AG ORD Shares, (3)	$287,009

5,958	NN Group NV, (3)	171,038

6,200	Sompo Japan Nipponkoa Holdings Inc., (3)	180,078

5,629	Sun Life Financial Inc.	181,545

2,559	Swiss Re AG, (3)	219,555
	Total Insurance	1,235,337

	Internet & Catalog Retail – 0.8%

3,266	ASOS PLC, (2), (3)	136,893

	Internet Software & Services – 1.7%

24,380	Auto Trader Group PLC, (2), (3)	125,435

1,303	Netease.com, Inc., ADR	156,516
	Total Internet Software & Services	281,951

	IT Services – 0.9%

2,800	NTT Data Corporation, (3)	141,166

	Life Sciences Tools & Services – 0.7%

889	Lonza AG, (3)	116,651

	Machinery – 3.4%

10,000	JTEKT Corporation, (3)	140,010

4,570	Kone OYJ, (3)	173,924

761	Schindler Holding AG, (3)	109,315

176,300	Yangzijiang Shipbuilding Holdings Limited, (3)	140,970
	Total Machinery	564,219

	Media – 1.2%

3,978	ProSiebenSat.1 Media AG, (3)	195,262

	Metals & Mining – 0.5%

190,000	China Hongqiao Group Limited, (3)	89,952

	Oil, Gas & Consumable Fuels – 6.3%

9,282	EcoPetrol SA, Sponsored ADR	79,825

35,254	Oil Search Limited, (3)	178,999

10,557	Statoil ASA, (3)	153,911

5,938	Suncor Energy, Inc.	158,806

6,807	Total SA, (3)	306,198

8,098	Woodside Petroleum Limited, (3)	165,737
	Total Oil, Gas & Consumable Fuels	1,043,476

	Paper & Forest Products – 2.2%

8,595	Mondi PLC, (3)	180,144

12,125	UPM-Kymmene Corporation, (3)	182,005
	Total Paper & Forest Products	362,149

Nuveen Investments	35

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	Pharmaceuticals – 8.7%

178	Galenica AG, (3)	$226,800

11,000	Kyowa Hakko Kirin Company Limited, (3)	163,984

1,397	Merck KGaA, (3)	123,685

1,498	Novartis AG, (3)	137,684

352	Roche Holdings AG, (3)	93,446

3,405	Sanofi-Synthelabo, SA, (3)	324,158

6,000	Shionogi & Company Limited, (3)	215,071

861	Valeant Pharmaceuticals International, (2)	153,683
	Total Pharmaceuticals	1,438,511

	Real Estate Management & Development – 3.8%

74,200	Capitaland Limited, (3)	140,106

41,000	Hang Lung Group Limited, (3)	139,584

9,500	Nomura Real Estate Holdings, Inc., (3)	190,988

38,000	Wheelock and Company Limited, (3)	165,277
	Total Real Estate Management & Development	635,955

	Road & Rail – 3.3%

1,200	Central Japan Railway Company, (3)	193,471

2,800	East Japan Railway Company, (3)	235,944

1,900	West Japan Railway Company, (3)	119,084
	Total Road & Rail	548,499

	Software – 2.0%

2,333	Check Point Software Technology Limited, (2)	185,077

11,167	Playtech PLC, (3)	140,223
	Total Software	325,300

	Technology, Hardware, Storage & Peripherals – 1.3%

5,700	Fuji Photo Film Co., Ltd., (3)	213,078

	Textiles, Apparel & Luxury Goods – 2.7%

3,281	Luxottica Group SpA, (3)	227,388

12,240	Moncler S.p.A, (3)	219,190
	Total Textiles, Apparel & Luxury Goods	446,578

	Tobacco – 2.3%

2,256	British American Tobacco PLC, (3)	124,476

5,155	Imperial Tobacco Group, (3)	266,507
	Total Tobacco	390,983

	Trading Companies & Distributors – 2.2%

4,080	AerCap Holdings N.V, (2)	156,020

20,100	Itochu Corporation, (3)	212,482
	Total Trading Companies & Distributors	368,502

36	Nuveen Investments

Shares	Description (1)			Value

	Transportation Infrastructure – 0.5%

131	Flughafen Zuerich AG, (3)			$91,180
	Total Common Stocks (cost $17,622,888)			16,441,357

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.7%

	REPURCHASE AGREEMENTS – 0.7%

$119	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/15, repurchase price $119,411, collateralized by $125,000 U.S. Treasury Notes, 1.750%, due 5/15/23, value $124,531	0.000%	10/01/15	$119,411
	Total Short-Term Investments (cost $119,411)			119,411
	Total Investments (cost $17,742,299) – 99.7%			16,560,768
	Other Assets Less Liabilities – 0.3%			46,736
	Net Assets – 100%			$16,607,504

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified at Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	37

Nuveen Symphony Large-Cap Growth Fund

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.0%

	COMMON STOCKS – 100.0%

	Aerospace & Defense – 4.0%

19,045	Boeing Company	$2,493,943

22,568	Honeywell International Inc.	2,136,964

6,762	Lockheed Martin Corporation	1,401,830

4,059	TransDigm Group Inc., (2)	862,172
	Total Aerospace & Defense	6,894,909

	Airlines – 1.5%

47,394	Southwest Airlines Co.	1,802,868

16,066	United Continental Holdings Inc., (2)	852,301
	Total Airlines	2,655,169

	Apparel, Accessories & Luxury Goods – 0.4%

8,496	Carter’s Inc.	770,077

	Beverages – 3.4%

54,869	Coca-Cola Company	2,201,344

14,753	Constellation Brands, Inc., Class A	1,847,223

19,183	PepsiCo, Inc.	1,808,957
	Total Beverages	5,857,524

	Biotechnology – 7.8%

51,316	AbbVie Inc.	2,792,104

19,038	Amgen Inc.	2,633,336

4,638	Biogen Inc., (2)	1,353,415

3,450	BioMarin Pharmaceutical Inc., (2)	363,354

11,943	Celgene Corporation, (2)	1,291,874

36,996	Gilead Sciences, Inc.	3,632,637

1,425	Regeneron Pharmaceuticals, Inc., (2)	662,825

6,587	Vertex Pharmaceuticals Inc., (2)	685,970
	Total Biotechnology	13,415,515

	Capital Markets – 1.2%

36,044	Charles Schwab Corporation	1,029,417

23,222	SEI Investments Company	1,119,997
	Total Capital Markets	2,149,414

	Chemicals – 2.1%

7,380	Celanese Corporation, Series A	436,675

16,409	LyondellBasell Industries NV	1,367,854

6,960	Monsanto Company	593,966

38	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

13,637	PPG Industries, Inc.	$1,195,829
	Total Chemicals	3,594,324

	Commercial Services & Supplies – 0.6%

25,410	Republic Services, Inc.	1,046,892

	Communication Equipment – 1.3%

30,712	Ciena Corporation, (2)	636,353

8,741	F5 Networks, Inc., (2)	1,012,208

3,170	Palo Alto Networks, Incorporated, (2)	545,240
	Total Communication Equipment	2,193,801

	Construction Materials – 0.5%

5,804	Martin Marietta Materials	881,918

	Consumer Finance – 1.0%

23,979	American Express Company	1,777,563

	Diversified Financial Services – 0.9%

7,030	Moody’s Corporation	690,346

21,064	Voya Financial Inc.	816,651
	Total Diversified Financial Services	1,506,997

	Diversified Telecommunication Services – 2.1%

72,459	Verizon Communications Inc.	3,152,691

20,125	Zayo Group Holdings, Inc., (2)	510,370
	Total Diversified Telecommunication Services	3,663,061

	Electrical Equipment – 0.5%

16,618	Ametek Inc.	869,454

	Energy Equipment & Services – 0.5%

12,599	Schlumberger Limited	868,953

	Food & Staples Retailing – 3.4%

17,473	Costco Wholesale Corporation	2,526,072

49,730	Kroger Co.	1,793,761

18,840	Walgreens Boots Alliance Inc.	1,565,604
	Total Food & Staples Retailing	5,885,437

	Food Products – 0.6%

12,037	Hershey Foods Corporation	1,105,960

	Health Care Providers & Services – 4.9%

4,816	CIGNA Corporation	650,256

12,480	Express Scripts, Holding Company, (2)	1,010,381

14,200	HCA Holdings Inc., (2)	1,098,512

10,900	McKesson HBOC Inc.	2,016,827

Nuveen Investments	39

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

19,699	UnitedHealth Group Incorporated	$2,285,281

11,100	Universal Health Services, Inc., Class B	1,385,391
	Total Health Care Providers & Services	8,446,648

	Hotels, Restaurants & Leisure – 4.0%

24,442	Brinker International Inc.	1,287,360

19,402	McDonald’s Corporation	1,911,680

50,666	Starbucks Corporation	2,879,855

10,882	Wyndham Worldwide Corporation	782,416
	Total Hotels, Restaurants & Leisure	6,861,311

	Household Products – 1.1%

8,180	Clorox Company	945,035

8,208	Kimberly-Clark Corporation	895,000
	Total Household Products	1,840,035

	Industrial Conglomerates – 1.5%

15,039	Carlisle Companies Inc.	1,314,108

15,643	Danaher Corporation	1,332,940
	Total Industrial Conglomerates	2,647,048

	Insurance – 0.4%

18,581	Arthur J. Gallagher & Co.	767,024

	Internet & Catalog Retail – 3.7%

8,768	Amazon.com, Inc., (2)	4,488,252

1,495	priceline.com Incorporated, (2)	1,849,106
	Total Internet & Catalog Retail	6,337,358

	Internet Software & Services – 8.8%

16,398	Akamai Technologies, Inc., (2)	1,132,446

6,246	Equinix Inc.	1,707,656

49,899	Facebook Inc., Class A Shares, (2)	4,485,920

12,358	Google Inc., Class A, (2)	7,888,976
	Total Internet Software & Services	15,214,998

	IT Services – 6.2%

21,990	Amdocs Limited	1,250,791

22,671	Cognizant Technology Solutions Corporation, Class A, (2)	1,419,431

27,891	MasterCard, Inc.	2,513,537

32,860	PayPal Holdings, Inc., (2)	1,019,974

24,582	Total System Services Inc.	1,116,760

36,150	Visa Inc.	2,518,210

9,630	WEX Inc., (2)	836,269
	Total IT Services	10,674,972

40	Nuveen Investments

Shares	Description (1)	Value

	Machinery – 1.3%

8,899	WABCO Holdings Inc.	$932,882

14,025	Wabtec Corporation	1,234,901
	Total Machinery	2,167,783

	Media – 4.8%

63,228	Comcast Corporation, Class A	3,596,409

44,848	Walt Disney Company	4,583,466
	Total Media	8,179,875

	Multiline Retail – 0.9%

22,490	Dollar Tree Stores Inc., (2)	1,499,183

	Oil, Gas & Consumable Fuels – 0.4%

16,604	Williams Companies, Inc.	611,857

	Pharmaceuticals – 4.1%

9,051	Allergan PLC, (2)	2,460,152

25,959	Bristol-Myers Squibb Company	1,536,773

8,805	Eli Lilly and Company	736,890

17,807	Mylan NV, (2)	716,910

53,109	Pfizer Inc.	1,668,154
	Total Pharmaceuticals	7,118,879

	Real Estate Investment Trust – 1.2%

14,619	Digital Realty Trust Inc.	954,913

62,405	Paramount Group Inc.	1,048,404
	Total Real Estate Investment Trust	2,003,317

	Real Estate Management & Development – 0.7%

38,501	CBRE Group Inc., (2)	1,232,032

	Retail REIT – 1.0%

9,061	Simon Property Group, Inc.	1,664,687

	Road & Rail – 1.8%

8,486	J.B. Hunt Transports Serives Inc.	605,900

28,742	Union Pacific Corporation	2,541,080
	Total Road & Rail	3,146,980

	Semiconductors – 2.8%

17,655	Avago Technologies Limited	2,207,052

26,468	Broadcom Corporation, Class A	1,361,249

33,689	Mellanox Technologies, Limited, (2)	1,273,107
	Total Semiconductors	4,841,408

	Software – 5.0%

15,069	Adobe Systems Incorporated, (2)	1,238,973

62,933	Microsoft Corporation	2,785,415

Nuveen Investments	41

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments	September 30, 2015

Shares	Description (1)			Value

	Software (continued)

84,400	Oracle Corporation			$3,048,528

21,154	Salesforce.com, Inc., (2)			1,468,722
	Total Software			8,541,638

	Specialy Retail – 5.9%

39,407	Home Depot, Inc.			4,551,114

9,304	O’Reilly Automotive Inc., (2)			2,326,000

38,228	Ross Stores, Inc.			1,852,911

19,620	TJX Companies, Inc.			1,401,260
	Total Specialy Retail			10,131,285

	Technology, Hareware, Storage & Peripherals – 5.8%

91,110	Apple, Inc.			10,049,433

	Textiles, Apparel & Luxury Goods – 1.6%

22,605	Nike, Inc., Class B			2,779,737

	Tobacco – 0.3%

6,521	Philip Morris International			517,312
	Total Common Stocks (cost $141,554,037)			172,411,768

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$179	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/15, repurchase price $178,942, collateralized by $175,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $187,688	0.000%	10/01/15	$178,942
	Total Short-Term Investments (cost $178,942)			178,942
	Total Investments (cost $141,732,979) – 100.1%			172,590,710
	Other Assets Less Liabilities – (0.1)%			(252,108)
	Net Assets – 100%			$172,338,602

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

42	Nuveen Investments

Nuveen Symphony Low Volatility Equity Fund

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.9%

	COMMON STOCKS – 97.9%

	Aerospace & Defense – 4.0%

7,456	Boeing Company	$976,363

5,800	General Dynamics Corporation	800,110

11,055	Honeywell International Inc.	1,046,798

3,285	TransDigm Group Inc., (2)	697,767
	Total Aerospace & Defense	3,521,038

	Air Freight & Logistics – 1.1%

9,756	United Parcel Service, Inc., Class B	962,820

	Banks – 6.1%

22,324	East West Bancorp Inc.	857,688

7,567	M&T Bank Corporation	922,796

8,986	Pacwest Bancorp.	384,691

8,301	SVB Financial Group, (2)	959,098

35,014	Wells Fargo & Company	1,797,969

8,162	Wintrust Financial Corporation	436,096
	Total Banks	5,358,338

	Biotechnology – 4.0%

14,835	AbbVie Inc.	807,172

8,134	Amgen Inc.	1,125,095

19,778	Baxalta Inc.	623,205

9,268	Gilead Sciences, Inc.	910,025
	Total Biotechnology	3,465,497

	Capital Markets – 1.3%

9,475	Interactive Brokers Group, Inc.	373,978

15,634	SEI Investments Company	754,028
	Total Capital Markets	1,128,006

	Chemicals – 0.8%

8,801	LyondellBasell Industries NV	733,651

	Commercial Services & Supplies – 3.5%

12,187	Cintas Corporation	1,045,035

25,911	Republic Services, Inc.	1,067,533

19,451	Waste Management, Inc.	968,854
	Total Commercial Services & Supplies	3,081,422

	Communications Equipment – 0.3%

5,556	QUALCOMM, Inc.	298,524

Nuveen Investments	43

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	Consumer Finance – 0.9%

10,586	American Express Company	$784,740

	Diversified Financial Services – 1.0%

21,758	Voya Financial Inc.	843,558

	Electric Utilities – 2.1%

13,901	Pinnacle West Capital Corporation	891,610

21,885	Southern Company	978,260
	Total Electric Utilities	1,869,870

	Food & Staples Retailing – 3.3%

5,514	Costco Wholesale Corporation	797,159

30,061	Kroger Co.	1,084,300

11,909	Walgreens Boots Alliance Inc.	989,638
	Total Food & Staples Retailing	2,871,097

	Food Products – 3.2%

10,913	General Mills, Inc.	612,547

7,969	JM Smucker Company	909,183

17,918	Kraft Heinz Company	1,264,652
	Total Food Products	2,786,382

	Health Care Equipment & Supplies – 2.7%

19,127	Baxter International, Inc.	628,322

15,567	Medtronic, PLC	1,042,055

5,917	Teleflex Inc.	734,951
	Total Health Care Equipment & Supplies	2,405,328

	Health Care Providers & Services – 3.5%

10,824	Cardinal Health, Inc.	831,500

5,941	HCA Holdings Inc., (2)	459,596

6,133	McKesson HBOC Inc.	1,134,789

4,836	Universal Health Services, Inc., Class B	603,581
	Total Health Care Providers & Services	3,029,466

	Hotels, Restaurants & Leisure – 1.3%

6,994	McDonald’s Corporation	689,119

6,218	Starwood Hotels & Resorts Worldwide, Inc.	413,373
	Total Hotels, Restaurants & Leisure	1,102,492

	Household Products – 2.3%

9,509	Kimberly-Clark Corporation	1,036,861

14,015	Procter & Gamble Company	1,008,239
	Total Household Products	2,045,100

	Industrial Conglomerates – 2.8%

8,465	Carlisle Companies Inc.	739,672

44	Nuveen Investments

Shares	Description (1)	Value

	Industrial Conglomerates (continued)

10,369	Danaher Corporation	$883,542

32,149	General Electric Company	810,798
	Total Industrial Conglomerates	2,434,012

	Insurance – 5.6%

15,773	Arthur J. Gallagher & Co.	651,109

8,322	Assurant Inc.	657,521

29,084	FNF Group	1,031,609

17,736	Hartford Financial Services Group, Inc.	811,954

53,734	Old Republic International Corporation	840,400

8,280	RenaisasnceRE Holdings, Limited	880,330
	Total Insurance	4,872,923

	Internet & Catalog Retail – 1.1%

776	priceline.com Incorporated, (2)	959,803

	Internet Software & Services – 3.8%

14,773	eBay Inc., (2)	361,052

2,449	Equinix Inc.	669,557

3,585	Google Inc., Class A, (2)	2,288,556
	Total Internet Software & Services	3,319,165

	IT Services – 6.5%

24,432	Blackhawk Network Holdings Inc., (2)	1,035,672

11,093	MasterCard, Inc.	999,701

20,972	PayPal Holdings, Inc., (2)	650,971

22,134	Total System Services Inc.	1,005,548

21,287	Vantiv Inc., (2)	956,212

15,588	Visa Inc.	1,085,860
	Total IT Services	5,733,964

	Machinery – 0.7%

11,964	Ingersoll Rand Company Limited, Class A	607,412

	Media – 1.7%

18,224	Liberty Global PLC Class C, (2)	747,548

9,800	MSG Networks, Inc.	706,972
	Total Media	1,454,520

	Metals & Mining – 0.8%

8,395	Compass Minerals International, Inc.	657,916

	Multi-Utilities – 3.1%

10,995	Dominion Resources, Inc.	773,828

8,922	Sempra Energy	862,936

20,725	WEC Energy Group, Inc.	1,082,260
	Total Multi-Utilities	2,719,024

Nuveen Investments	45

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 3.0%

3,654	Chevron Corporation	$288,228

11,095	EOG Resources, Inc.	807,716

9,972	Exxon Mobil Corporation	741,418

17,322	NuStar Group Holdings LLC	463,017

4,030	Phillips 66	309,665
	Total Oil, Gas & Consumable Fuels	2,610,044

	Pharmaceuticals – 7.0%

5,535	Allergan PLC, (2)	1,504,468

7,086	Johnson & Johnson	661,478

11,650	Merck & Company Inc.	575,394

8,353	Mylan NV, (2)	336,292

61,879	Pfizer Inc.	1,943,619

10,218	Teva Pharmaceutical Industries Limited, Sponsored ADR	576,908

2,949	Valeant Pharmaceuticals International	526,043
	Total Pharmaceuticals	6,124,202

	Real Estate Investment Trust – 3.6%

4,383	Essex Property Trust Inc.	979,250

9,524	Extra Space Storage Inc.	734,872

3,571	Simon Property Group, Inc.	656,064

11,430	Sun Communities Inc.	774,497
	Total Real Estate Investment Trust	3,144,683

	Real Estate Management & Development – 0.5%

14,150	CBRE Group Inc., (2)	452,800

	Road & Rail – 1.2%

11,630	Union Pacific Corporation	1,028,208

	Semiconductors & Semiconductor Equipment – 2.6%

9,949	Avago Technologies Limtied	1,243,724

33,473	Intel Corporation	1,008,876
	Total Semiconductors & Semiconductor Equipment	2,252,600

	Software – 2.3%

25,714	Microsoft Corporation	1,138,102

25,284	Oracle Corporation	913,258
	Total Software	2,051,360

	Specialty Retail – 5.6%

850	AutoZone, Inc., (2)	615,256

10,433	Home Depot, Inc.	1,204,907

4,747	O’Reilly Automotive Inc., (2)	1,186,750

6,291	Signet Jewelers Limited	856,394

46	Nuveen Investments

Shares	Description (1)			Value

	Specialty Retail (continued)

14,869	TJX Companies, Inc.			$1,061,944
	Total Specialty Retail			4,925,251

	Technology, Hardware, Storage & Peripherals – 2.0%

15,936	Apple, Inc.			1,757,740

	Textiles, Apparel & Luxury Goods – 1.0%

10,075	Carter’s Inc.			913,198

	Tobacco – 1.6%

26,044	Altria Group, Inc.			1,416,794
	Total Common Stocks (cost $78,590,089)			85,722,948

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.5%

	REPURCHASE AGREEMENTS – 1.5%

$1,290	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/15, repurchase price $1,290,184, collateralized by $1,230,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $1,319,175	0.000%	10/01/15	$1,290,184
	Total Short-Term Investments (cost $1,290,184)			1,290,184
	Total Investments (cost $79,880,273) – 99.4%			87,013,132
	Other Assets Less Liabilities – 0.6%			522,394
	Net Assets – 100%			$87,535,526

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	47

Nuveen Symphony Mid-Cap Core Fund

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.5%

	COMMON STOCKS – 98.5%

	Aerospace & Defense – 2.0%

6,260	BE Aerospace Inc.	$274,814

2,242	TransDigm Group Inc., (2)	476,223
	Total Aerospace & Defense	751,037

	Airlines – 1.0%

4,820	Southwest Airlines Co.	183,353

3,783	United Continental Holdings Inc., (2)	200,688
	Total Airlines	384,041

	Apparel, Accesories & Luxury Goods – 0.7%

3,023	Carter’s Inc.	274,005

	Auto Components – 1.4%

4,774	Lear Corporation	519,316

	Banks – 3.1%

44,038	KeyCorp.	572,934

4,539	Signature Bank, (2)	624,385
	Total Banks	1,197,319

	Beverages – 2.1%

4,755	Constellation Brands, Inc., Class A	595,374

1,419	Monster Beverage Corporation, (2)	191,764
	Total Beverages	787,138

	Biotechnology – 1.6%

2,420	BioMarin Pharmaceutical Inc., (2)	254,874

1,757	Incyte Pharmaceuticals Inc., (2)	193,850

1,466	Vertex Pharmaceuticals Inc., (2)	152,669
	Total Biotechnology	601,393

	Building Products – 1.3%

19,496	Masco Corporation	490,909

	Capital Markets – 5.3%

2,384	Affiliated Managers Group Inc., (2)	407,640

19,922	E*Trade Group Inc., (2)	524,546

16,944	Invesco LTD	529,161

11,662	SEI Investments Company	562,458
	Total Capital Markets	2,023,805

48	Nuveen Investments

Shares	Description (1)	Value

	Chemicals – 1.1%

1,001	Sherwin-Williams Company	$223,003

3,495	Westlake Chemical Corporation	181,356
	Total Chemicals	404,359

	Commercial Services & Supplies – 0.8%

8,838	KAR Auction Services Inc.	313,749

	Communication Equipment – 1.5%

4,906	F5 Networks, Inc., (2)	568,115

	Diversified Financial Services – 1.7%

1,711	McGraw-Hill Companies, Inc.	148,002

1,364	Moody’s Corporation	133,945

9,221	Voya Financial Inc.	357,498
	Total Diversified Financial Services	639,445

	Diversified Telecommunication Services – 0.7%

5,899	Level 3 Communications Inc., (2)	257,727

	Electric Utilities – 3.0%

7,674	Pinnacle West Capital Corporation	492,210

19,949	PPL Corporation	656,123
	Total Electric Utilities	1,148,333

	Electronic Components – 1.4%

10,847	Amphenol Corporation, Class A	552,763

	Energy Equipment & Services – 0.6%

4,680	Helmerich & Payne Inc.	221,177

	Food & Staples Retailing – 0.8%

47,875	Rite Aid Corporation, (2)	290,601

	Food Products – 2.5%

1,249	Mead Johnson Nutrition Company, Class A Shares	87,930

13,390	Tyson Foods, Inc., Class A	577,109

7,278	WhiteWave Foods Company, (2)	292,212
	Total Food Products	957,251

	Health Care Equipment & Supplies – 3.3%

316	Intuitive Surgical, Inc., (2)	145,227

3,568	Sirona Dental Systems, Inc., (2)	333,037

3,785	Teleflex Inc.	470,135

3,340	Zimmer Holdings, Inc.	313,726
	Total Health Care Equipment & Supplies	1,262,125

	Health Care Providers & Services – 4.1%

5,278	AmerisourceBergen Corporation	501,357

1,140	CIGNA Corporation	153,923

Nuveen Investments	49

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

5,218	Community Health Systems, Inc., (2)	$223,174

3,236	HCA Holdings Inc., (2)	250,337

1,126	Humana Inc.	201,554

14,043	Kindred Healthcare Inc.	221,177
	Total Health Care Providers & Services	1,551,522

	Hotels, Restaurants & Leisure – 4.5%

9,594	ClubCorp Holdings Inc.	205,887

13,780	Dave & Buster’s Entertainment Inc., (2)	521,297

3,087	Marriott International, Inc., Class A	210,533

5,189	Royal Caribbean Cruises Limited	462,288

4,189	Wyndham Worldwide Corporation	301,189
	Total Hotels, Restaurants & Leisure	1,701,194

	Household Durables – 0.2%

2,166	TopBuild Corporation, (2)	67,081

	Household Products – 1.0%

3,343	Clorox Company	386,217

	Industrial Conglomerates – 1.4%

6,166	Carlisle Companies Inc.	538,785

	Industrial REIT – 0.8%

7,689	Prologis Inc.	299,102

	Insurance – 6.4%

1,859	AON PLC	164,726

10,132	Arthur J. Gallagher & Co.	418,249

3,568	Assurant Inc.	281,908

15,718	Hartford Financial Services Group, Inc.	719,570

8,197	WR Berkley Corporation	445,671

11,327	XL Capital Ltd, Class A	411,397
	Total Insurance	2,441,521

	Internet & Catalog Retail – 1.0%

3,220	Expedia, Inc.	378,930

	Internet Software & Services – 1.4%

1,684	LinkedIn Corporation, Class A Shares, (2)	320,179

8,255	Twitter Inc., (2)	222,390
	Total Internet Software & Services	542,569

	IT Services – 3.7%

2,083	Alliance Data Systems Corporation, (2)	539,455

5,584	Fidelity National Information Services	374,575

10,884	Vantiv Inc., (2)	488,909
	Total IT Services	1,402,939

50	Nuveen Investments

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.4%

4,405	Agilent Technologies, Inc.	$151,224

	Machinery – 4.1%

6,530	Ingersoll Rand Company Limited, Class A	331,528

4,247	Stanley Black & Decker Inc.	411,874

4,047	WABCO Holdings Inc.	424,247

4,368	Wabtec Corporation	384,602
	Total Machinery	1,552,251

	Media – 0.5%

493	Charter Communications, Inc., Class A, (2)	86,694

1,666	Dish Network Corporation, Class A, (2)	97,194
	Total Media	183,888

	Metals & Mining – 1.8%

3,449	Compass Minerals International, Inc.	270,298

4,552	Nucor Corporation	170,928

4,377	Reliance Steel & Aluminum Company	236,402
	Total Metals & Mining	677,628

	Multiline Retail – 2.8%

7,596	Burlington Store Inc., (2)	387,700

6,609	Dollar Tree Stores Inc., (2)	440,556

4,451	Macy’s, Inc.	228,425
	Total Multiline Retail	1,056,681

	Multi-Utilities – 2.5%

9,142	Ameren Corporation	386,432

7,331	DTE Energy Company	589,192
	Total Multi-Utilities	975,624

	Oil, Gas & Consumable Fuels – 2.5%

3,075	Concho Resources Inc., (2)	302,273

32,131	DHT Maritime Inc.	238,412

5,088	Noble Energy, Inc.	153,556

8,121	Range Resources Corporation	260,847
	Total Oil, Gas & Consumable Fuels	955,088

	Pharmaceuticals – 2.1%

1,610	Allergan PLC, (2)	437,614

5,462	Mylan NV, (2)	219,900

945	Perrigo Company	148,620
	Total Pharmaceuticals	806,134

	Real Estate Investment Trust – 7.7%

4,368	Crown Castle International Corporation	344,504

Nuveen Investments	51

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

13,330	Healthcare Trust of America Inc., Class A	$326,718

5,810	Home Properties New York, Inc.	434,298

17,924	Host Hotels & Resorts Inc.	283,378

5,674	Welltower Inc.	382,030

12,232	UDR Inc.	421,759

6,542	Ventas Inc.	366,745

13,644	Weyerhaeuser Company	373,027
	Total Real Estate Investment Trust	2,932,459

	Semiconductor Equipment – 0.4%

11,348	Applied Materials, Inc.	166,702

	Semiconductors – 2.0%

5,804	Analog Devices, Inc.	327,404

3,591	Avago Technologies Limtied	448,911
	Total Semiconductors	776,315

	Software – 2.6%

3,585	Electronic Arts Inc., (2)	242,884

3,198	Intuit, Inc.	283,823

14,941	Parametric Technology Corporation, (2)	474,227
	Total Software	1,000,934

	Specialy Retail – 6.7%

4,631	AutoNation Inc., (2)	269,432

283	AutoZone, Inc., (2)	204,844

1,542	CarMax, Inc., (2)	91,471

4,247	Lithia Motors Inc.	459,143

1,893	O’Reilly Automotive Inc., (2)	473,250

7,062	Ross Stores, Inc.	342,295

5,111	Signet Jewelers Limited	695,760
	Total Specialy Retail	2,536,195

	Technology, Hardware, Storage & Peripherals – 0.8%

3,605	Western Digital Corporation	286,381

	Trading Companies & Distributors – 0.8%

10,815	HD Suplly Holdings Inc., (2)	309,525

	Wireless Telecommunication Services – 0.4%

1,351	SBA Communications Corporation, (2)	141,505
	Total Common Stocks (cost $35,218,222)	37,463,002

52	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.6%

	REPURCHASE AGREEMENTS – 0.6%

$217	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/15, repurchase price $217,391, collateralized by $215,000 U.S. Treasury Notes, 2.500%, due 8/15/23, value $224,944	0.000%	10/01/15	$217,391
	Total Short-Term Investments (cost $217,391)			217,391
	Total Investments (cost $35,435,613) – 99.1%			37,680,393
	Other Assets Less Liabilities – 0.9%			335,952
	Net Assets – 100%			$38,016,345

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	53

Nuveen Symphony Small Cap Core Fund

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 98.8%

	Aerospace & Defense – 0.7%

705	Aerojet Rocketdyne Holdings Inc., (2)	$11,407

	Air Freight & Logistics – 0.6%

294	Park Ohio Holdings Corporation	8,485

	Automobiles – 0.5%

405	Winnebago Industries Inc.	7,756

	Banks – 9.7%

466	Banner Corporation	22,261

690	FCB Financial Holdings, Inc., Class A Shares, (2)	22,508

367	Pacwest Bancorp.	15,711

673	Privatebancorp, Inc.	25,796

381	Stonegate Bank	12,120

474	Trico Bancshares	11,646

375	Western Alliance Bancorporation, (2)	11,516

466	Wintrust Financial Corporation	24,899
	Total Banks	146,457

	Biotechnology – 2.5%

1,320	Catalyst Pharmaceutical Partners, Inc., (2)	3,960

525	Emergent BioSolutions, Inc., (2)	14,957

209	Enanta Pharmaceuticals Inc., (2)	7,553

177	ISIS Pharmaceuticals, Inc., (2)	7,154

807	Progenics Pharmaceuticals, Inc., (2)	4,616
	Total Biotechnology	38,240

	Capital Markets – 1.7%

1,241	American Capital Limited, (2)	15,091

1,025	KCG Holdings Inc., Class A Shares, (2)	11,244
	Total Capital Markets	26,335

	Chemicals – 1.9%

802	Axalta Coating Systems Limited, (2)	20,323

241	Methanex Corporation	7,992
	Total Chemicals	28,315

	Commercial Services & Supplies – 4.2%

2,720	Casella Waste Systems, Inc., (2)	15,776

624	Covanta Holding Corporation	10,889

326	G&K Services, Inc.	21,718

54	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

135	UniFirst Corporation	$14,420
	Total Commercial Services & Supplies	62,803

	Communications Equipment – 0.7%

660	Radware, Limited, (2)	10,732

	Consumer Finance – 0.8%

668	Green Dot Corporation, Class A Shares, (2)	11,757

	Containers & Packaging – 1.1%

558	Berry Plastics Corporation, (2)	16,779

	Distributors – 1.0%

214	Pool Corporation	15,472

	Diversified Financial Services – 0.7%

912	FNFV Group, (2)	10,689

	Electric Utilities – 1.4%

558	Unitil Corp.	20,579

	Electronic Equipment, Instruments & Components – 1.7%

203	SYNNEX Corporation	17,267

111	Zebra Technologies Corporation, Class A, (2)	8,497
	Total Electronic Equipment, Instruments & Comp	25,764

	Food & Staples Retailing – 2.0%

206	Casey’s General Stores, Inc.	21,202

1,267	SUPERVALU INC.	9,097
	Total Food & Staples Retailing	30,299

	Gas Utilities – 0.9%

237	Laclede Group Inc.	12,924

	Health Care Equipment & Supplies – 4.8%

125	DexCom, Inc., (2)	10,733

409	Insulet Corporation, (2)	10,597

445	Merit Medical Systems, Inc., (2)	10,640

1,452	Tandem Diabetes Care Inc., (2)	12,792

158	Teleflex Inc.	19,625

352	Wright Medical Group, Inc., (2)	7,399
	Total Health Care Equipment & Supplies	71,786

	Health Care Providers & Services – 5.0%

363	AMN Healthcare Services Inc., (2)	10,894

900	Kindred Healthcare Inc.	14,175

233	Lifepoint Hospitals Inc., (2)	16,520

294	Pharmerica Corporation, (2)	8,370

Nuveen Investments	55

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

313	Team Health Holdings Inc., (2)	$16,911

1,236	Universal American Corporation, (2)	8,454
	Total Health Care Providers & Services	75,324

	Health Care Technology – 0.8%

571	MedAssets Inc., (2)	11,454

	Hotels, Restaurants & Leisure – 6.5%

224	BJ’s Restaurants, Inc., (2)	9,639

664	Dave & Buster’s Entertainment Inc., (2)	25,119

157	J Alexanders Holdings Inc., (2)	1,570

683	La Quinta Holdings Inc., (2)	10,778

258	Marriott Vacations World	17,580

1,131	Penn National Gaming, Inc., (2)	18,978

663	Sonic Corporation	15,216
	Total Hotels, Restaurants & Leisure	98,880

	Insurance – 6.4%

403	Argo Group International Holdings Inc.	22,806

266	Assurant Inc.	21,017

994	National General Holdings Corporation	19,174

1,337	Patriot National Inc., (2)	21,165

292	Primerica Inc.	13,160
	Total Insurance	97,322

	IT Services – 7.9%

777	Black Knight Financial Services, Inc., Class A Shares, (2)	25,291

594	Blackhawk Network Holdings Inc., (2)	25,180

384	CSG Systems International Inc.	11,827

748	Evertec Inc.	13,516

1,182	Net 1 Ueps Technologies, Inc., (2)	19,787

432	VeriFone Holdings Inc., (2)	11,979

129	WEX Inc., (2)	11,202
	Total IT Services	118,782

	Media – 1.1%

233	Madison Square Garden Inc., (2)	16,809

	Machinery – 4.0%

577	Barnes Group Inc.	20,801

677	Briggs & Stratton Corporation	13,073

693	John Bean Technologies Corporation	26,507
	Total Machinery	60,381

	Multiline Retail – 1.4%

425	Burlington Store Inc., (2)	21,692

56	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 2.3%

214	Carrizo Oil & Gas, Inc., (2)	$6,536

178	NuStar Group Holdings LLC	4,758

182	PDC Energy Inc., (2)	9,648

209	SemGroup Corporation, A Shares	9,037

87	Targa Resources Corporation	4,482
	Total Oil, Gas & Consumable Fuels	34,461

	Paper & Forest Products – 0.8%

243	Clearwater Paper Corporation, (2)	11,479

	Pharmaceuticals – 0.4%

45	Jazz Pharmaceuticals, Inc., (2)	5,976

	Real Estate Investment Trust – 6.6%

676	CubeSmart	18,394

675	Hudson Pacific Properties Inc.	19,433

795	Northstar Realty Finance Corporation	9,818

275	Post Properties, Inc.	16,030

217	PS Business Parks Inc.	17,225

274	Sun Communities Inc.	18,566
	Total Real Estate Investment Trust	99,466

	Semiconductors & Semiconductor Equipment – 5.6%

6,004	Axcelis Technologies Inc., (2)	16,031

844	Inphi Corporation, (2)	20,290

577	MA-COM Technology Solutions Holdings Incorporated, (2)	16,727

480	Mellanox Technologies, Limited, (2)	18,139

101	Synaptics, Inc., (2)	8,328

788	Xcerra Corporation, (2)	4,949
	Total Semiconductors & Semiconductor Equipment	84,464

	Software – 2.3%

353	Manhattan Associates Inc., (2)	21,992

453	Take-Two Interactive Software, Inc., (2)	13,015
	Total Software	35,007

	Specialty Retail – 2.5%

196	Group 1 Automotive Inc.	16,689

191	Lithia Motors Inc.	20,649
	Total Specialty Retail	37,338

	Textiles, Apparel & Luxury Goods – 1.3%

217	Carter’s Inc.	19,669

	Thrifts & Mortgage Finance – 4.0%

731	Essent Group Limited, (2)	18,165

Nuveen Investments	57

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments	September 30, 2015

Shares	Description (1)	Value

	Thrifts & Mortgage Finance (continued)

384	First Defiance Financial Corporation	$14,039

1,054	Walker & Dunlop Inc., (2)	27,488
	Total Thrifts & Mortgage Finance	59,692

	Trading Companies & Distributors – 3.0%

1,503	Fly Leasing Limited, ADR	19,840

213	Watsco Inc.	25,236
	Total Trading Companiess & Distributors	45,076
	Total Common Stocks (cost $1,474,653)	1,489,851

Shares	Description (1), (3)	Value

	EXCHANGE-TRADED FUNDS – 0.7%

108	First Trust NYSE Arca Biotechnology Index Fund	$10,942
	Total Exchange-Traded Funds (cost $11,609)	10,942
	Total Long-Term Investments (cost $1,486,262)	1,500,793
	Other Assets Less Liabilities – 0.5%	7,829
	Net Assets – 100%	$1,508,622

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

ADR	American Depositary Receipt

NYSE	New York Stock Exchange

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of

Assets and Liabilities	September 30, 2015

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Assets
Long-term investments, at value (cost $17,622,888, $141,554,037, $78,590,089, $35,218,222 and $1,486,262, respectively)	$16,441,357	$172,411,768	$85,722,948	$37,463,002	$1,500,793
Short-term investments, at value (cost approximates value)	119,411	178,942	1,290,184	217,391	—
Cash	—	—	3,771	4,159	33,632
Cash denominated in foreign currencies (cost $14,244, $—, $—, $— and $—, respectively)	14,062	—	—	—	—
Receivable for:
Dividends	42,513	86,019	84,212	38,899	762
Investments sold	—	662,124	1,316,934	456,541	13,228
Reclaims	12,655	—	—	—	—
Reimbursement from Adviser	1,547	—	—	—	5,334
Shares sold	1,504	161,308	749,924	8,690	2,502
Other assets	17,283	6,226	29,496	7,872	12,844
Total assets	16,650,332	173,506,387	89,197,469	38,196,554	1,569,095
Liabilities
Payable for:
Investments purchased	—	748,802	1,551,751	—	33,161
Shares redeemed	5,870	183,756	14,567	98,885	—
Accrued expenses:
Management fees	—	96,017	37,900	18,299	—
Trustees fees	112	1,096	441	265	9
12b-1 distribution and service fees	622	40,668	11,440	4,712	182
Custodian fees	16,718	11,049	9,127	8,112	6,458
Professional fees	17,187	13,574	13,111	13,034	12,855
Shareholder reporting expenses	1,648	27,180	4,963	15,631	7,696
Shareholder servicing agent fees	671	44,101	13,400	21,271	112
Other	—	1,542	5,243	—	—
Total liabilities	42,828	1,167,785	1,661,943	180,209	60,473
Net assets	$16,607,504	$172,338,602	$87,535,526	$38,016,345	$1,508,622
Class A Shares
Net assets	$1,573,079	$81,229,726	$25,421,421	$12,723,599	$116,968
Shares outstanding	91,942	2,523,229	968,399	370,461	5,931
Net asset value (“NAV”) per share	$17.11	$32.19	$26.25	$34.35	$19.72
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$18.15	$34.15	$27.85	$36.45	$20.92
Class C Shares
Net assets	$331,800	$25,881,438	$8,059,691	$2,317,576	$184,111
Shares outstanding	19,662	855,604	316,933	71,817	9,463
NAV and offering price per share	$16.88	$30.25	$25.43	$32.27	$19.46
Class R3 Shares
Net assets	$55,300	$3,844,598	$—	$108,258	$—
Shares outstanding	3,229	119,821	—	3,172	—
NAV and offering price per share	$17.13	$32.09	$—	$34.13	$—
Class I Shares
Net assets	$14,647,325	$61,382,840	$54,054,414	$22,866,912	$1,207,543
Shares outstanding	855,524	1,881,175	2,054,041	654,174	60,975
NAV and offering price per share	$17.12	$32.63	$26.32	$34.96	$19.80
Net assets consist of:
Capital paid-in	$17,360,545	$134,893,498	$76,900,863	$42,725,703	$1,552,962
Undistributed (Over-distribution of) net investment income	220,191	563,247	483,329	(23,957)	(3,346)
Accumulated net realized gain (loss)	208,730	6,024,126	3,018,475	(6,930,181)	(55,525)
Net unrealized appreciation (depreciation)	(1,181,962)	30,857,731	7,132,859	2,244,780	14,531
Net assets	$16,607,504	$172,338,602	$87,535,526	$38,016,345	$1,508,622
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of

Operations	Year Ended September 30, 2015

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Investment Income (net of foreign tax withheld of $47,008, $335, $1,389, $ — and $53, respectively)	$435,318	$2,637,744	$1,239,665	$571,282	$14,670
Expenses
Management fees	139,945	1,180,610	464,096	347,556	12,250
12b-1 service fees – Class A Shares	2,534	206,680	36,602	36,113	306
12b-1 distribution and service fees – Class C Shares	3,007	276,468	43,788	26,536	1,493
12b-1 distribution and service fees – Class R3 Shares	303	18,384	—	548	—
Shareholder servicing agent fees	2,815	171,731	43,064	101,246	553
Custodian fees	50,646	39,933	29,706	26,540	22,046
Trustees fees	1,002	7,054	2,694	2,013	304
Professional fees	28,407	38,195	25,234	22,403	16,482
Shareholder reporting expenses	6,158	60,192	15,260	26,355	7,184
Federal and state registration fees	49,365	57,525	49,026	48,559	26,281
Other	6,133	12,209	10,585	12,127	3,663
Total expenses before fee waiver/expense reimbursement	290,315	2,068,981	720,055	649,996	90,562
Fee waiver/expense reimbursement	(83,959)	—	(107,662)	(50,386)	(72,965)
Net expenses	206,356	2,068,981	612,393	599,610	17,597
Net investment income (loss)	228,962	568,763	627,272	(28,328)	(2,927)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	371,640	8,057,102	3,265,292	4,894,057	(44,464)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,961,843)	(5,600,869)	(4,328,495)	(3,732,049)	3,795
Net realized and unrealized gain (loss)	(1,590,203)	2,456,233	(1,063,203)	1,162,008	(40,669)
Net increase (decrease) in net assets from operations	$(1,361,241)	$3,024,996	$(435,931)	$1,133,680	$(43,596)

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of

Changes in Net Assets

	Symphony International Equity		Symphony Large-Cap Growth
	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/15	Year Ended 9/30/14
Operations
Net investment income (loss)	$228,962	$190,324	$568,763	$289,418
Net realized gain (loss) from investments and foreign currency	371,640	221,219	8,057,102	9,845,788
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,961,843)	(367,603)	(5,600,869)	17,294,753
Net increase (decrease) in net assets from operations	(1,361,241)	43,940	3,024,996	27,429,959
Distributions to Shareholders
From net investment income:
Class A Shares	(6,115)	(1,232)	(16,717)	(236,432)
Class C Shares	(183)	(882)	—	—
Class R3 Shares	(351)	(452)	—	(2,716)
Class I Shares	(187,084)	(92,815)	(176,846)	(261,327)
From accumulated net realized gains:
Class A Shares	—	—	(4,436,205)	(372,328)
Class C Shares	—	—	(1,597,998)	(128,270)
Class R3 Shares	—	—	(188,503)	(15,196)
Class I Shares	—	—	(3,669,309)	(237,525)
Decrease in net assets from distributions to shareholders	(193,733)	(95,381)	(10,085,578)	(1,253,794)
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	1,959,152	12,859,762	43,343,478	44,376,609
Proceeds from shares issued to shareholders due to reinvestment of distributions	192,592	84,119	9,765,815	1,203,540
	2,151,744	12,943,881	53,109,293	45,580,149
Cost of shares redeemed	(2,725,205)	(1,342,731)	(41,759,936)	(43,292,395)
Net increase (decrease) in net assets from Fund share transactions	(573,461)	11,601,150	11,349,357	2,287,754
Net increase (decrease) in net assets	(2,128,435)	11,549,709	4,288,775	28,463,919
Net assets at the beginning of period	18,735,939	7,186,230	168,049,827	139,585,908
Net assets at the end of period	$16,607,504	$18,735,939	$172,338,602	$168,049,827
Undistributed (Over-distribution of) net investment income at the end of period	$220,191	$193,347	$563,247	$193,288

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Changes in Net Assets (continued)

	Symphony Low Volatility Equity		Symphony Mid-Cap Core
	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/15	Year Ended 9/30/14
Operations
Net investment income (loss)	$627,272	$816,729	$(28,328)	$(24,649)
Net realized gain (loss) from investments and foreign currency	3,265,292	10,628,087	4,894,057	1,288,776
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(4,328,495)	(2,315,182)	(3,732,049)	4,243,389
Net increase (decrease) in net assets from operations	(435,931)	9,129,634	1,133,680	5,507,516
Distributions to Shareholders
From net investment income:
Class A Shares	(95,037)	(5,817)	—	—
Class C Shares	(11,894)	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	(670,502)	(215,419)	(6,729)	(3,461)
From accumulated net realized gains:
Class A Shares	(1,040,972)	(26,204)	(7,888)	(171,502)
Class C Shares	(367,727)	(8,929)	(1,516)	(34,135)
Class R3 Shares	—	—	(61)	(5,824)
Class I Shares	(6,508,852)	(338,861)	(16,917)	(216,778)
Decrease in net assets from distributions to shareholders	(8,694,984)	(595,230)	(33,111)	(431,700)
Fund Share Transactions
Fund reorganization	—	60,343,815	—	29,945,877
Proceeds from sale of shares	52,705,742	5,518,274	2,466,616	23,750,549
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,205,763	393,249	15,811	306,801
	57,911,505	66,255,338	2,482,427	54,003,227
Cost of shares redeemed	(14,113,315)	(29,599,411)	(19,167,073)	(10,757,224)
Net increase (decrease) in net assets from Fund share transactions	43,798,190	36,655,927	(16,684,646)	43,246,003
Net increase (decrease) in net assets	34,667,275	45,190,331	(15,584,077)	48,321,819
Net assets at the beginning of period	52,868,251	7,677,920	53,600,422	5,278,603
Net assets at the end of period	$87,535,526	$52,868,251	$38,016,345	$53,600,422
Undistributed (Over-distribution of) net investment income at the end of period	$483,329	$653,962	$(23,957)	$(22,276)

See accompanying notes to financial statements.

62	Nuveen Investments

	Symphony Small Cap Core
	Year Ended 9/30/15	For the Period 12/10/13 (commencement of operations) through 9/30/14
Operations
Net investment income (loss)	$(2,927)	$68
Net realized gain (loss) from investments and foreign currency	(44,464)	(11,466)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,795	10,736
Net increase (decrease) in net assets from operations	(43,596)	(662)
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class I Shares	(249)	—
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	(249)	—
Fund Share Transactions
Fund reorganization	—	—
Proceeds from sale of shares	443,652	1,142,900
Proceeds from shares issued to shareholders due to reinvestment of distributions	28	—
	443,680	1,142,900
Cost of shares redeemed	(33,451)	—
Net increase (decrease) in net assets from Fund share transactions	410,229	1,142,900
Net increase (decrease) in net assets	366,384	1,142,238
Net assets at the beginning of period	1,142,238	—
Net assets at the end of period	$1,508,622	$1,142,238
Undistributed (Over-distribution of) net investment income at the end of period	$(3,346)	$23

See accompanying notes to financial statements.

Nuveen Investments	63

Financial

Highlights

Symphony International Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/08)
2015	$18.71	$0.20	$(1.65)	$(1.45)	$(0.15)	$—	$(0.15)	$17.11
2014	17.95	0.36	0.58	0.94	(0.18)	—	(0.18)	18.71
2013	14.97	0.24	2.80	3.04	(0.06)	—	(0.06)	17.95
2012	12.97	0.23	1.98	2.21	(0.21)	—	(0.21)	14.97
2011	14.44	0.22	(1.45)	(1.23)	(0.24)	—	(0.24)	12.97
Class C (5/08)
2015	18.45	0.08	(1.64)	(1.56)	(0.01)	—	(0.01)	16.88
2014	17.71	0.20	0.59	0.79	(0.05)	—	(0.05)	18.45
2013	14.83	0.12	2.76	2.88	—	—	—	17.71
2012	12.84	0.10	1.98	2.08	(0.09)	—	(0.09)	14.83
2011	14.31	0.11	(1.45)	(1.34)	(0.13)	—	(0.13)	12.84
Class R3 (10/10)
2015	18.73	0.15	(1.64)	(1.49)	(0.11)	—	(0.11)	17.13
2014	17.97	0.27	0.63	0.90	(0.14)	—	(0.14)	18.73
2013	14.99	0.20	2.80	3.00	(0.02)	—	(0.02)	17.97
2012	12.98	0.21	1.97	2.18	(0.17)	—	(0.17)	14.99
2011(d)	14.50	0.18	(1.50)	(1.32)	(0.20)	—	(0.20)	12.98
Class I (5/08)
2015	18.73	0.24	(1.65)	(1.41)	(0.20)	—	(0.20)	17.12
2014	17.96	0.33	0.67	1.00	(0.23)	—	(0.23)	18.73
2013	14.98	0.31	2.76	3.07	(0.09)	—	(0.09)	17.96
2012	12.98	0.30	1.94	2.24	(0.24)	—	(0.24)	14.98
2011	14.45	0.26	(1.46)	(1.20)	(0.27)	—	(0.27)	12.98

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(7.76)%	$1,573	1.85%		0.59%	1.34%		1.10%		186%
5.25	707	2.21		1.04	1.35		1.90		42
20.33	108	3.18		(0.37)	1.35		1.46		18
17.07	110	9.39		(6.43)	1.35		1.60		22
(8.70)	270	10.20		(7.43)	1.36		1.41		34

(8.44)	332	2.58		(0.03)	2.09		0.45		186
4.48	238	3.11		0.04	2.10		1.06		42
19.42	216	3.90		(1.08)	2.10		0.73		18
16.18	137	9.68		(6.85)	2.10		0.73		22
(9.41)	314	10.94		(8.08)	2.11		0.75		34

(7.99)	55	2.06		0.33	1.60		0.80	*	186
5.01	60	2.61		0.44	1.60		1.45		42
20.02	57	3.44		(0.60)	1.60		1.24		18
16.81	52	8.17		(5.10)	1.60		1.47		22
(9.22)	45	10.54	*	(7.76)*	1.61	*	1.17	*	34

(7.57)	14,647	1.55		0.82	1.09		1.27	*	186
5.55	17,731	2.00		0.85	1.10		1.75		42
20.61	6,806	2.80		0.16	1.10		1.86		18
17.38	793	6.35		(3.17)	1.10		2.07		22
(8.49)	335	10.00		(7.23)	1.11		1.66		34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period October 5, 2010 (commencement of operations) through September 30, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Symphony Large-Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2015	$33.53	$0.12	$0.49	$0.61	$(0.01)	$(1.94)	$(1.95)	$32.19
2014	28.16	0.07	5.55	5.62	(0.10)	(0.15)	(0.25)	33.53
2013	25.19	0.21	2.98	3.19	(0.22)	—	(0.22)	28.16
2012	21.34	0.12	6.23	6.35	—	(2.50)	(2.50)	25.19
2011	20.63	— *	0.71	0.71	—	—	—	21.34
Class C (12/06)
2015	31.84	(0.13)	0.48	0.35	—	(1.94)	(1.94)	30.25
2014	26.87	(0.16)	5.28	5.12	—	(0.15)	(0.15)	31.84
2013	24.03	0.01	2.87	2.88	(0.04)	—	(0.04)	26.87
2012	20.61	(0.05)	5.97	5.92	—	(2.50)	(2.50)	24.03
2011	20.07	(0.19)	0.73	0.54	—	—	—	20.61
Class R3 (9/09)
2015	33.50	0.03	0.50	0.53	—	(1.94)	(1.94)	32.09
2014	28.14	(0.01)	5.55	5.54	(0.03)	(0.15)	(0.18)	33.50
2013	25.17	0.17	2.96	3.13	(0.16)	—	(0.16)	28.14
2012	21.38	0.09	6.20	6.29	—	(2.50)	(2.50)	25.17
2011	20.72	(0.07)	0.73	0.66	—	—	—	21.38
Class I (12/06)
2015	33.95	0.21	0.50	0.71	(0.09)	(1.94)	(2.03)	32.63
2014	28.51	0.15	5.61	5.76	(0.17)	(0.15)	(0.32)	33.95
2013	25.50	0.28	3.02	3.30	(0.29)	—	(0.29)	28.51
2012	21.53	0.21	6.26	6.47	—	(2.50)	(2.50)	25.50
2011	20.77	0.04	0.72	0.76	—	—	—	21.53

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.88%	$81,230	1.13%	0.35%	1.13%	0.35%	65%
20.04	74,479	1.16	0.23	1.16	0.23	71
12.83	70,314	1.21	0.81	1.21	0.81	128
32.70	36,680	1.79	(0.06)	1.22	0.51	106
3.44	2,107	2.36	(1.15)	1.23	(0.02)	151

1.13	25,881	1.88	(0.40)	1.88	(0.40)	65
19.13	26,012	1.91	(0.52)	1.91	(0.52)	71
12.01	22,624	1.96	0.05	1.96	0.05	128
31.68	11,841	2.57	(0.82)	1.97	(0.22)	106
2.69	1,326	3.18	(2.01)	1.98	(0.80)	151

1.64	3,845	1.38	0.10	1.38	0.10	65
19.76	3,225	1.41	(0.02)	1.41	(0.02)	71
12.56	2,738	1.46	0.65	1.46	0.65	128
32.32	2,372	1.99	(0.14)	1.47	0.38	106
3.19	60	2.67	(1.50)	1.48	(0.31)	151

2.16	61,383	0.88	0.60	0.88	0.60	65
20.31	64,333	0.91	0.48	0.91	0.48	71
13.13	43,910	0.96	1.06	0.96	1.06	128
33.00	14,004	1.61	0.25	0.97	0.89	106
3.66	2,460	2.26	(1.11)	0.98	0.16	151

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Symphony Low Volatility Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/07)
2015	$30.25	$0.22	$0.59	$0.81	$(0.34)	$(4.47)	$(4.81)	$26.25
2014	25.41	0.31	4.71	5.02	(0.03)	(0.15)	(0.18)	30.25
2013	22.43	0.31	3.34	3.65	(0.24)	(0.43)	(0.67)	25.41
2012	17.94	0.29	4.38	4.67	(0.18)	—	(0.18)	22.43
2011	17.40	0.20	0.45	0.65	(0.11)	—	(0.11)	17.94
Class C (9/07)
2015	29.44	0.02	0.56	0.58	(0.12)	(4.47)	(4.59)	25.43
2014	24.88	0.10	4.61	4.71	—	(0.15)	(0.15)	29.44
2013	21.98	0.11	3.30	3.41	(0.08)	(0.43)	(0.51)	24.88
2012	17.58	0.13	4.30	4.43	(0.03)	—	(0.03)	21.98
2011	17.08	0.05	0.45	0.50	—	—	—	17.58
Class I (9/07)
2015	30.32	0.30	0.59	0.89	(0.42)	(4.47)	(4.89)	26.32
2014	25.46	0.42	4.69	5.11	(0.10)	(0.15)	(0.25)	30.32
2013	22.48	0.38	3.32	3.70	(0.29)	(0.43)	(0.72)	25.46
2012	17.97	0.36	4.38	4.74	(0.23)	—	(0.23)	22.48
2011	17.43	0.23	0.46	0.69	(0.15)	—	(0.15)	17.97

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.77%	$25,421	1.21%	0.63%	1.05%	0.79%	53%
19.86	5,927	1.26	0.89	1.06	1.10	125
16.88	4,370	2.72	(0.18)	1.22	1.32	84
26.17	877	4.02	(1.38)	1.23	1.42	85
3.69	702	5.79	(3.55)	1.23	1.02	80

1.99	8,060	1.96	(0.09)	1.80	0.07	53
19.01	2,063	2.00	0.17	1.81	0.36	125
15.95	1,090	3.49	(1.06)	1.97	0.46	84
25.24	170	5.56	(2.94)	1.98	0.64	85
2.93	363	6.72	(4.50)	1.98	0.25	80

3.03	54,054	0.96	0.90	0.80	1.06	53
20.17	44,878	0.95	1.31	0.80	1.46	125
17.14	2,218	2.51	0.06	0.97	1.60	84
26.56	1,852	3.29	(0.60)	0.98	1.71	85
3.91	1,099	5.56	(3.39)	0.98	1.19	80

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Symphony Mid-Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/06)
2015	$34.22	$(0.06)	$0.21	$0.15	$—	$(0.02)	$(0.02)	$34.35
2014	30.11	(0.06)	4.54	4.48	—	(0.37)	(0.37)	34.22
2013	25.06	0.14	5.10	5.24	(0.19)	—	(0.19)	30.11
2012	19.95	0.09	5.02	5.11	—	—	—	25.06
2011	20.54	0.01	(0.60)	(0.59)	—	—	—	19.95
Class C (5/06)
2015	32.40	(0.32)	0.21	(0.11)	—	(0.02)	(0.02)	32.27
2014	28.74	(0.29)	4.32	4.03	—	(0.37)	(0.37)	32.40
2013	23.92	(0.07)	4.89	4.82	— *	—	—	28.74
2012	19.18	(0.12)	4.86	4.74	—	—	—	23.92
2011	19.90	(0.17)	(0.55)	(0.72)	—	—	—	19.18
Class R3 (5/09)
2015	34.10	(0.15)	0.20	0.05	—	(0.02)	(0.02)	34.13
2014	30.08	(0.15)	4.54	4.39	—	(0.37)	(0.37)	34.10
2013	25.04	0.06	5.11	5.17	(0.13)	—	(0.13)	30.08
2012	19.98	0.02	5.04	5.06	—	—	—	25.04
2011	20.62	(0.07)	(0.57)	(0.64)	—	—	—	19.98
Class I (5/06)
2015	34.75	0.03	0.21	0.24	(0.01)	(0.02)	(0.03)	34.96
2014	30.50	0.03	4.60	4.63	(0.01)	(0.37)	(0.38)	34.75
2013	25.39	0.21	5.15	5.36	(0.25)	—	(0.25)	30.50
2012	20.15	0.23	5.01	5.24	—	—	—	25.39
2011	20.70	0.06	(0.61)	(0.55)	—	—	—	20.15

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.43%	12,724	1.50%	(0.28)%	1.39%	(0.17)%	128%
15.01	14,225	1.60	(0.38)	1.39	(0.17)	141
21.02	2,426	2.97	(1.09)	1.37	0.52	163
25.66	2,026	4.06	(2.33)	1.37	0.36	138
(2.87)	1,591	4.57	(3.17)	1.38	0.02	93

(0.34)	2,318	2.25	(1.03)	2.14	(0.92)	128
14.15	2,643	2.35	(1.14)	2.14	(0.92)	141
20.12	750	3.73	(1.87)	2.12	(0.25)	163
24.77	548	4.92	(3.34)	2.12	(0.54)	138
(3.62)	674	5.46	(4.08)	2.13	(0.75)	93

0.17	108	1.75	(0.53)	1.64	(0.42)	128
14.72	109	1.86	(0.69)	1.64	(0.47)	141
20.70	448	3.24	(1.40)	1.62	0.22	163
25.38	272	4.33	(2.60)	1.62	0.10	138
(3.10)	207	5.38	(4.04)	1.63	(0.28)	93

0.68	22,867	1.24	(0.03)	1.14	0.07	128
15.30	36,623	1.35	(0.11)	1.14	0.10	141
21.35	1,654	2.72	(0.86)	1.12	0.75	163
26.00	1,334	3.37	(1.28)	1.12	0.97	138
(2.66)	358	4.86	(3.49)	1.13	0.23	93

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (continued)

Symphony Small Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/13)
2015	$20.03	$(0.07)	$(0.24)	$(0.31)	$—		$—	$—	$19.72
2014(d)	20.00	(0.03)	0.06	0.03	—		—	—	20.03
Class C (12/13)
2015	19.91	(0.24)	(0.21)	(0.45)	—		—	—	19.46
2014(d)	20.00	(0.15)	0.06	(0.09)	—		—	—	19.91
Class I (12/13)
2015	20.07	(0.02)	(0.25)	(0.27)	—	*	—	—	19.80
2014(d)	20.00	0.01	0.06	0.07	—		—	—	20.07

72	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(1.60)%	$117	6.53%		(5.50)%		1.36%		(0.33)%		86%
0.15	50	4.83	**	(3.65	)**	1.37	**	(0.19	)**	51

(2.31)	184	7.59		(6.59)		2.11		(1.12)		86
(0.45)	50	5.58	**	(4.40	)**	2.12	**	(0.94	)**	51

(1.37)	1,208	6.21		(5.17)		1.11		(0.07)		86
0.35	1,042	4.58	**	(3.39	)**	1.12	**	0.07	**	51

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 10, 2013 (commencement of operations) through September 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	73

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony International Equity Fund (“Symphony International Equity”), Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Low Volatility Equity Fund (“Symphony Low Volatility Equity”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”) and Nuveen Symphony Small Cap Core Fund (“Symphony Small Cap Core”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is September 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which the Symphony manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Symphony International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities, and at least 80% of its net assets in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Symphony Large-Cap Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Symphony Low Volatility Equity’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in companies of any size.

Symphony Mid-Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Symphony Small Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 2000® Index immediately after its most recent reconstitution. It is expected that the market capitalization range will be published each year at the end of May for the reconstitution of the index that will occur each year at the end of June. The range for the 2014 reconstitution was $169 million to $4.1 billion. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

74	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	75

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily trade and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

76	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony International Equity	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$1,902,076	$14,539,281	**	$—	$16,441,357
Short-Term Investments:
Repurchase Agreements	—	119,411		—	119,411
Total	$1,902,076	$14,658,692		$—	$16,560,768

Symphony Large-Cap Growth
Long-Term Investments*:
Common Stocks	$172,411,768	$—		$—	$172,411,768
Short-Term Investments:
Repurchase Agreements	—	178,942		—	178,942
Total	$172,411,768	$178,942		$—	$172,590,710

Symphony Low Volatility Equity
Long-Term Investments*:
Common Stocks	$85,722,948	$—		$—	$85,722,948
Short-Term Investments:
Repurchase Agreements	—	1,290,184		—	1,290,184
Total	$85,722,948	$1,290,184		$—	$87,013,132

Symphony Mid-Cap Core
Long-Term Investments*:
Common Stocks	$37,463,002	$—		$—	$37,463,002
Short-Term Investments:
Repurchase Agreements	—	217,391		—	217,391
Total	$37,463,002	$217,391		$—	$37,680,393

Symphony Small Cap Core
Long-Term Investments*:
Common Stocks	$1,489,851	$—		$—	$1,489,851
Exchange-Traded Funds	10,942	—		—	10,942
Total	$1,500,793	$—		$—	$1,500,793
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the following Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Symphony International Equity
Common Stocks	$—	$(4,205,513)	$4,205,513	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	77

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Symphony International Equity’s investments in non-U.S. securities were as follows:

Symphony International Equity	Value	% of Net Assets
Country:
Japan	$3,621,718	21.8%
Germany	1,769,132	10.7
United Kingdom	1,653,153	10.0
Switzerland	1,354,223	8.1
France	1,053,144	6.3
Belgium	957,709	5.8
Australia	687,045	4.1
Spain	514,511	3.1
Canada	492,875	3.0
Italy	412,886	2.5
China	387,439	2.3
Other countries	3,135,865	18.9
Total non-U.S. securities	$16,039,700	96.6%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

78	Nuveen Investments

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period,

and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Symphony International Equity Fund	Fixed Income Clearing Corporation	$119,411	$(119,411)	$—
Symphony Large-Cap Growth Fund	Fixed Income Clearing Corporation	178,942	(178,942)	—
Symphony Low Volatility Equity Fund	Fixed Income Clearing Corporation	1,290,184	(1,290,184)	—
Symphony Mid-Cap Core Fund	Fixed Income Clearing Corporation	217,391	(217,391)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/15		Year Ended 9/30/14
Symphony International Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	63,105	$1,204,614	34,809	$661,051
Class C	18,711	366,008	4,807	88,047
Class R3	46	851	209	3,929
Class I	20,818	387,679	625,569	12,106,735
Shares issued to shareholders due to reinvestment of distributions:
Class A	334	6,006	27	500
Class C	3	50	12	222
Class R3	1	20	1	21
Class I	10,391	186,516	4,444	83,376
	113,409	2,151,744	669,878	12,943,881
Shares redeemed:
Class A	(9,291)	(173,871)	(3,072)	(59,788)
Class C	(11,941)	(224,188)	(4,099)	(78,168)
Class R3	(38)	(753)	(138)	(2,683)
Class I	(122,320)	(2,326,393)	(62,289)	(1,202,092)
	(143,590)	(2,725,205)	(69,598)	(1,342,731)
Net increase (decrease)	(30,181)	$(573,461)	600,280	$11,601,150

Nuveen Investments	79

Notes to Financial Statements (continued)

	Year Ended 9/30/15		Year Ended 9/30/14
Symphony Large-Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	702,703	$23,702,188	491,254	$15,325,115
Class C	109,515	3,457,480	129,944	3,833,872
Class R3	32,796	1,110,094	24,338	759,831
Class I	441,355	15,073,716	751,084	24,457,791
Shares issued to shareholders due to reinvestment of distributions:
Class A	139,457	4,445,119	20,103	607,638
Class C	53,054	1,597,998	4,512	128,270
Class R3	5,924	188,503	598	17,912
Class I	109,179	3,534,195	14,644	449,720
	1,593,983	53,109,293	1,436,477	45,580,149
Shares redeemed:
Class A	(540,392)	(18,206,657)	(786,611)	(24,726,478)
Class C	(123,946)	(3,964,092)	(159,468)	(4,714,946)
Class R3	(15,187)	(511,837)	(25,940)	(831,108)
Class I	(564,077)	(19,077,350)	(411,121)	(13,019,863)
	(1,243,602)	(41,759,936)	(1,383,140)	(43,292,395)
Net increase (decrease)	350,381	$11,349,357	53,337	$2,287,754

	Year Ended 9/30/15		Year Ended 9/30/14
Symphony Low Volatility Equity	Shares	Amount	Shares	Amount
Shares issued in the reorganization:
Class A	—	$—	6,527	$174,373
Class C	—	—	9,697	253,555
Class I	—	—	2,237,701	59,915,887
Shares sold:
Class A	843,184	23,418,982	47,940	1,365,911
Class C	265,524	7,184,059	30,539	833,457
Class I	790,912	22,102,701	114,291	3,318,906
Shares issued to shareholders due to reinvestment of distributions:
Class A	30,628	810,724	730	19,642
Class C	12,072	308,534	235	6,128
Class I	153,844	4,086,505	13,537	367,479
	2,096,164	57,911,505	2,461,197	66,255,338
Shares redeemed:
Class A	(101,318)	(2,779,012)	(31,292)	(857,222)
Class C	(30,751)	(830,351)	(14,182)	(400,480)
Class I	(370,788)	(10,503,952)	(972,579)	(28,341,709)
	(502,857)	(14,113,315)	(1,018,053)	(29,599,411)
Net increase (decrease)	1,593,307	$43,798,190	1,443,144	$36,655,927

80	Nuveen Investments

	Year Ended 9/30/15		Year Ended 9/30/14
Symphony Mid-Cap Core	Shares	Amount	Shares	Amount
Shares issued in the reorganization:
Class A	—	$—	392,918	$11,948,719
Class C	—	—	68,435	1,986,136
Class I	—	—	519,797	16,011,022
Shares sold:
Class A	30,304	1,090,268	23,783	787,757
Class C	3,774	129,074	6,754	212,729
Class R3	651	23,500	2,820	95,688
Class I	33,674	1,223,774	673,271	22,654,375
Shares issued to shareholders due to reinvestment of distributions:
Class A	212	7,691	5,302	165,411
Class C	43	1,461	1,085	32,230
Class R3	2	60	65	2,034
Class I	179	6,599	3,387	107,126
	68,839	2,482,427	1,697,617	54,003,227
Shares redeemed:
Class A	(75,725)	(2,725,452)	(86,898)	(2,899,473)
Class C	(13,583)	(471,317)	(20,791)	(655,001)
Class R3	(687)	(24,848)	(14,582)	(492,713)
Class I	(433,634)	(15,945,456)	(196,741)	(6,710,037)
	(523,629)	(19,167,073)	(319,012)	(10,757,224)
Net increase (decrease)	(454,790)	$(16,684,646)	1,378,605	$43,246,003

	Year Ended 9/30/15		For the Period 12/10/13 (commencement of operations) through 9/30/14
Symphony Small Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,431	$66,374	2,500	$50,000
Class C	6,963	143,484	2,500	50,000
Class I	10,632	233,794	51,938	1,042,900
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	2	28	—	—
	21,028	443,680	56,938	1,142,900
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	(1,597)	(33,451)	—	—
	(1,597)	(33,451)	—	—
Net increase (decrease)	19,431	$410,229	56,938	$1,142,900

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Purchases	$33,780,913	$118,675,755	$68,805,822	$59,887,210	$1,613,697
Sales	34,235,551	114,811,599	34,808,266	76,051,268	1,216,564

Nuveen Investments	81

Notes to Financial Statements (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification.

Temporary and permanent differences do not impact the NAVs of the Funds.

As of September 30, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Cost of investments	$17,753,898	$142,609,501	$79,961,112	$35,552,878	$1,487,571
Gross unrealized:
Appreciation	$534,016	$34,646,502	$9,506,818	$4,522,650	$124,220
Depreciation	(1,727,146)	(4,665,293)	(2,454,798)	(2,395,135)	(110,998)
Net unrealized appreciation (depreciation) of investments	$(1,193,130)	$29,981,209	$7,052,020	$2,127,515	$13,222

Permanent differences, primarily due to net operating losses, foreign currency transactions, real estate investment trust adjustments, investments in passive foreign investment companies, distribution reallocations, investments in partnerships, nondeductible reorganization expenses and tax basis earnings and profits adjustments, resulted in reclassifications among the Funds’ components of net assets as of September 30, 2015, the Funds’ tax year end, as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Capital paid-in	$(1)	$(1)	$(3,600)	$(32,962)	$(1)
Undistributed (Over-distribution of) net investment income	(8,385)	(5,241)	(20,472)	33,376	(193)
Accumulated net realized gain (loss)	8,386	5,242	24,072	(414)	194

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2015, the Funds’ tax year end, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Undistributed net ordinary income[1]	$220,191	$563,247	$483,329	$—	$—
Undistributed net long-term capital gains	220,329	6,900,648	3,099,314	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2015 and September 30, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$193,733	$3,663,508	$5,585,434	$6,716	$249
Distributions from net long-term capital gains[2]	—	6,422,070	3,109,550	26,395	—

2014	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$95,381	$918,932	$320,652	$223,757	$—
Distributions from net long-term capital gains	—	334,862	274,578	207,943	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.
[2]	The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the year ended September 30, 2015.

82	Nuveen Investments

As of September 30, 2015, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Symphony Mid-Cap Core[3]	Symphony Small Cap Core
Expiration:
September 30, 2016	$6,812,916	$—
Not subject to expiration	—	3,718
Total	$6,812,916	$3,718
[3]	Symphony Mid-Cap Core’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended September 30, 2015, the following Funds utilized capital loss carryforwards as follows:

	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Utilized capital loss carryforwards	$167,810	$4,851,241	$7,282

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Symphony Mid-Cap Core	Symphony Small Cap Core
Post-October capital losses[4]	$—	$50,498
Late-year ordinary losses[5]	23,957	3,346
[4]	Capital losses incurred from November 1, 2014 through September 30, 2015, the Funds’ tax year end.
[5]	Ordinary losses incurred from January 1, 2015 through September 30, 2015 and/or specified losses incurred from November 1, 2014 through September 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
For the first $125 million	0.6000%	0.5000%	0.5000%	0.5500%	0.7000%
For the next $125 million	0.5875	0.4875	0.4875	0.5375	0.6875
For the next $250 million	0.5750	0.4750	0.4750	0.5250	0.6750
For the next $500 million	0.5625	0.4625	0.4625	0.5125	0.6625
For the next $1 billion	0.5500	0.4500	0.4500	0.5000	0.6500
For net assets over $2 billion	0.5250	0.4250	0.4250	0.4750	0.6250

Nuveen Investments	83

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Symphony International Equity	0.1646%
Symphony Large-Cap Growth	0.1646
Symphony Low Volatility Equity	0.1894
Symphony Mid-Cap Core	0.1931
Symphony Small Cap Core	0.1646

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony International Equity	1.13%	September 30, 2016	1.38%
Symphony Large-Cap Growth	1.00	September 30, 2016	1.35
Symphony Low Volatility Equity	0.80	September 30, 2016	1.45
Symphony Mid-Cap Core	1.15	September 30, 2016	1.40
Symphony Small Cap Core	1.15	September 30, 2016	N/A
N/A	– Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Sales charges collected (Unaudited)	$2,594	$62,196	$111,633	$15,135	$—
Paid to financial intermediaries (Unaudited)	2,298	55,323	98,349	13,340	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

84	Nuveen Investments

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Commission advances (Unaudited)	$1,725	$31,770	$62,972	$1,063	$1,435

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
12b-1 fees retained (Unaudited)	$813	$26,829	$23,942	$2,626	$1,378

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
CDSC retained (Unaudited)	$124	$5,092	$—	$—	$—

As of the end of the reporting period, Nuveen owned shares of the following Funds:

	Symphony International Equity	Symphony Small Cap Core
Class A Shares	$—	$2,500
Class C Shares	—	2,500
Class R3 Shares	3,058	—
Class I Shares	—	45,000

8. Borrowing Arrangements

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

Nuveen Investments	85

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management, LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Foreign Taxes: Nuveen Symphony International Equity Fund paid qualifying foreign taxes of $42,333 and earned $375,341 of foreign source income during the fiscal year ended September 30, 2015. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Symphony International Equity Fund designates $0.04 per share as foreign taxes paid and $0.39 per share as income earned from foreign sources for the fiscal year ended September 30, 2015. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year.

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
% QDI	100%	60%	19%	100%	100%
% DRD	0%	58%	18%	100%	100%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

86	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Growth Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index generally considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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Glossary of Terms Used in this Report (Unaudited) (continued)

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market, which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

88	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser

90	Nuveen Investments

analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen Symphony Small Cap Core Fund (the “Small Cap Core Fund”), which did not exist for part of the foregoing time frame). In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Symphony International Equity Fund (the “International Equity Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and third quartile in the three-year period. Although the Fund underperformed its benchmark in the three- and five-year periods, it outperformed its benchmark in the one-year period.

For Nuveen Symphony Large-Cap Growth Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-year period, the third quartile in the three-year period and the second quartile in the five-year period. Although the Fund underperformed its benchmark in the one- and three-year periods, it slightly outperformed its benchmark in the five-year period.

For Nuveen Symphony Low Volatility Equity Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-year period, the third quartile in the three-year period and the second quartile in the five-year period. Although the Fund underperformed its benchmark in the three- and five-year periods, it outperformed its benchmark in the one-year period.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

For Nuveen Symphony Mid-Cap Core Fund, the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, it ranked in its Performance Peer Group in the first quartile in the one-year period, the third quartile in the three-year period and the second quartile in the five-year period.

For the Small Cap Core Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one-year period. The Board, however, recognized some limitations with the comparative peer data as the peers in the Performance Peer Group generally maintained less exposure to micro-cap stocks than the Fund. The Board further noted that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Funds had a net management fee and a net expense ratio below their peer averages (noting that there was not a management fee after fee waivers and expense reimbursements for the latest fiscal year for the International Equity Fund and the Small Cap Core Fund).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers. With respect to the Sub-Adviser, such other clients included equity and taxable fixed-income hedge funds and the Board reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients.

92	Nuveen Investments

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through the adoption of temporary and/or permanent expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

94	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	196
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	196

Nuveen Investments	95

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	196
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	196

96	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	196
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	197
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	197

Nuveen Investments	97

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	197
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	197
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	197
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	197
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

98	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	99

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long- term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates- Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-SYMPH-0915D        12127-INV-Y-11/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM  4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended September 30, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Mid-Cap Core Fund	13,034	4,950	2,645	0
Nuveen Symphony Low Volatility Equity Fund	13,111	3,600	4,147	0
Nuveen Symphony Small Cap Core Fund	12,856	0	2,645	0
Nuveen Symphony International Equity Fund	16,749	0	2,646	0
Nuveen Symphony Large-Cap Growth Fund	13,574	0	2,655	0

Total	$69,324	$8,550	$14,738	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony Low Volatility Equity Fund	0%	0%	0%	0%
Nuveen Symphony Small Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony International Equity Fund	0%	0%	0%	0%
Nuveen Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Mid-Cap Core Fund	12,596	0	2,540	0
Nuveen Symphony Low Volatility Equity Fund	12,690	0	2,540	0
Nuveen Symphony Small Cap Core Fund	12,405	0	0	0
Nuveen Symphony International Equity Fund	16,162	0	3,545	0
Nuveen Symphony Large-Cap Growth Fund	13,069	0	2,540	0

Total	$66,922	$0	$11,165	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony Low Volatility Equity Fund	0%	0%	0%	0%
Nuveen Symphony Small Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony International Equity Fund	0%	0%	0%	0%
Nuveen Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Mid-Cap Core Fund	2,645	0	0	2,645
Nuveen Symphony Low Volatility Equity Fund	4,147	0	0	4,147
Nuveen Symphony Small Cap Core Fund	2,645	0	0	2,645
Nuveen Symphony International Equity Fund	2,646	0	0	2,646
Nuveen Symphony Large-Cap Growth Fund	2,655	0	0	2,655

Total	$14,738	$0	$0	$14,738

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Mid-Cap Core Fund	2,540	0	0	2,540
Nuveen Symphony Low Volatility Equity Fund	2,540	0	0	2,540
Nuveen Symphony Small Cap Core Fund	0	0	0	0
Nuveen Symphony International Equity Fund	3,545	0	0	3,545
Nuveen Symphony Large-Cap Growth Fund	2,540	0	0	2,540

Total	$11,165	$0	$0	$11,165

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 4, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 4, 2015